Error! Unknown document property name. EXECUTION VERSION Credit Agreement by and among AirCo, LLC, Airco 2, LLC, Air’Zona Aircraft Services, Inc., CSA Air, Inc., Global Ground Support, LLC, Jet Yard, LLC, Mountain Air Cargo, Inc., Stratus Aero Partners LLC, Worldwide Aircraft Services, Inc., Worthington Aviation, LLC, AirCo Services, LLC and Jet Yard Solutions, LLC, as Borrowers, Air T, Inc., as Loan Party Agent, and Alerus Financial, National Association dated as of August 29, 2024

2 DMS_US.364639367.8 TABLE OF CONTENTS ARTICLE I DEFINITIONS AND INTERPRETATION ............................................................................... 6 Section 1.01 Definitions. ............................................................................................................ 6 Section 1.02 Interpretation. ..................................................................................................... 25 ARTICLE II THE COMMITMENT AND LOANS .................................................................................. 26 Section 2.01Term Loan Commitments. .................................................................................... 26 Section 2.02 Revolving Credit Commitment. .......................................................................... 27 Section 2.04 Procedures for Revolving Credit Borrowing. ...................................................... 27 Section 2.04 Termination or Reduction of Revolving Credit Commitment. ........................... 27 Section 2.05 Repayment of Loans; Evidence of Debt. ............................................................. 28 Section 2.06 Optional Prepayments. ....................................................................................... 28 Section 2.07 Mandatory Prepayments. ................................................................................... 29 Section 2.08 Application of Prepayments of Term Loans. ...................................................... 29 Section 2.09 Interest. ............................................................................................................... 30 Section 2.10 Intentionally deleted. .......................................................................................... 30 Section 2.11 Letters of Credit. .................................................................................................. 30 Section 2.12 Reserves; Changes to Eligibility Criteria. ............................................................ 31 Section 2.13 Loan Party Agent. ................................................................................................ 32 ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY ............................................................... 32 Section 3.01 Taxes. ................................................................................................................... 32 Section 3.02 Increased Costs; Capital Adequacy Requirements. ............................................ 33 ARTICLE IV CONDITIONS PRECEDENT ........................................................................................... 34 Section 4.01 Conditions Precedent to Initial Loans. ............................................................... 35 Section 4.02 Conditions Precedent to Each Loan. ................................................................... 38

3 DMS_US.364639367.8 ARTICLE V REPRESENTATIONS AND WARRANTIES ........................................................................ 39 Section 5.01 Existence; Compliance With Laws. ..................................................................... 39 Section 5.02 Power; Authorization; Enforceability. ................................................................ 39 Section 5.03 No Contravention. ............................................................................................... 39 Section 5.04 Financial Statements. .......................................................................................... 40 Section 5.05 No Material Adverse Effect. ................................................................................ 40 Section 5.06 No Litigation. ....................................................................................................... 40 Section 5.07 No Default. .......................................................................................................... 40 Section 5.08 Ownership of Property; Liens. ............................................................................ 40 Section 5.09 Environmental Matters. ...................................................................................... 41 Section 5.10 Insurance. ............................................................................................................ 42 Section 5.11 Material Contracts............................................................................................... 42 Section 5.12 Intellectual Property. .......................................................................................... 42 Section 5.13 Taxes. ................................................................................................................... 42 Section 5.14 ERISA. ................................................................................................................... 42 Section 5.15 Margin Regulations. ............................................................................................ 43 Section 5.16 Investment Company Act. ................................................................................... 43 Section 5.17 Subsidiaries; Equity Interests. ............................................................................. 43 Section 5.18 Labor Matters. ..................................................................................................... 43 Section 5.19 Accuracy of Information, Etc. .............................................................................. 44 Section 5.20 Security Documents. ........................................................................................... 44 Section 5.21 Solvency. .............................................................................................................. 44 Section 5.22 PATRIOT Act; OFAC and Other Regulations. ....................................................... 44 Section 5.23 Relationship of Borrowers. ................................................................................. 45 ARTICLE VI AFFIRMATIVE COVENANTS ......................................................................................... 45

4 DMS_US.364639367.8 Section 6.01 Financial Statements. .......................................................................................... 46 Section 6.02 Certificates; Other Information. ......................................................................... 46 Section 6.03 Notices. ................................................................................................................ 48 Section 6.04 Maintenance of Existence; Compliance. ............................................................ 49 Section 6.05 Performance of Material Contracts. ................................................................... 49 Section 6.06 Maintenance of Property; Insurance. ................................................................. 49 Section 6.07 Inspection of Property; Books and Records; Discussions. ................................. 50 Section 6.08 Environmental Laws. ........................................................................................... 50 Section 6.09 Use of Proceeds. .................................................................................................. 50 Section 6.10 Additional Collateral, Etc. ................................................................................... 51 Section 6.11 Deposit Accounts. ............................................................................................... 52 6.12 Further Assurances. .......................................................................................................... 52 ARTICLE VII NEGATIVE COVENANTS .............................................................................................. 52 Section 7.01 Limitation on Debt. ............................................................................................. 52 Section 7.02 Limitation on Liens. ............................................................................................. 53 Section 7.03 Mergers; Nature of Business; Formation of Subsidiaries. ................................. 55 Section 7.04 Limitation on Investments. ................................................................................. 55 Section 7.05 Limitation on Dispositions. ................................................................................. 56 Section 7.06 Limitation on Sales and Leasebacks. .................................................................. 56 Section 7.07 Limitation on Restricted Payments. ................................................................... 56 Section 7.08 Subordinated Debt. ............................................................................................. 57 Section 7.09 Limitation on Transactions With Affiliates. ........................................................ 57 Section 7.10 Limitation on Restrictive Agreements. ............................................................... 57 Section 7.11 Limitation on Amendments of Organizational Agreements; Change of Fiscal Year. ................................................................................................................................................... 58

5 DMS_US.364639367.8 Section 7.12 Financial Covenants. ........................................................................................... 58 Section 7.13 Subsidiaries. ........................................................................................................ 58 ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES ....................................................................... 59 Section 8.01 Events of Default. ................................................................................................ 59 Section 8.02 Remedies Upon Event of Default. ....................................................................... 62 Section 8.03 Swap Cross-Default Provision. ............................................................................ 63 ARTICLE IX MISCELLANEOUS ......................................................................................................... 63 Section 9.01 Notices. ................................................................................................................ 63 Section 9.02 Amendments and Waivers. ................................................................................. 65 Section 9.03 Expenses; Indemnity; Damage Waiver. .............................................................. 65 Section 9.04 Successors and Assigns. ...................................................................................... 67 Section 9.05 Survival. ............................................................................................................... 68 Section 9.06 Counterparts; Integration; Effectiveness. ........................................................... 68 Section 9.07 Severability. ......................................................................................................... 69 Section 9.08 Right of Setoff. ..................................................................................................... 69 Section 9.09 Governing Law; Jurisdiction; Consent to Service of Process. ............................ 70 Section 9.10 Waiver of Jury Trial. ............................................................................................ 71 Section 9.11 Headings. ............................................................................................................. 71 Section 9.12 Confidentiality. .................................................................................................... 71 Section 9.13 USA PATRIOT Act. ................................................................................................ 72

6 DMS_US.364639367.8 Credit Agreement This Credit Agreement (this “Agreement”), dated as of August 29, 2024, is entered into by and among AirCo, LLC, a North Carolina limited liability company, Airco 2, LLC, a Kansas limited liability company, Air’Zona Aircraft Services, Inc., an Arizona corporation, AirCo Services, LLC, a North Carolina limited liability company, CSA Air, Inc., a North Carolina corporation, Global Ground Support, LLC, a North Carolina limited liability company (“GGS”), Jet Yard, LLC, an Arizona limited liability company, Jet Yard Solutions, LLC, an Arizona limited liability company, Mountain Air Cargo, Inc., a North Carolina corporation (“MAC”), Stratus Aero Partners LLC, a Delaware limited liability company (“Stratus”), Worldwide Aircraft Services, Inc., a Kansas corporation, and Worthington Aviation, LLC, a North Carolina limited liability company (such entities being sometimes collectively referred to herein as the “Borrowers” and individually as a “Borrower”), Air T, Inc., a Delaware corporation (“Air T”), in its separate capacities as “Loan Party Agent” and “Guarantor” (as hereinafter defined), and Alerus Financial, National Association (the “Lender”). RECITALS WHEREAS, The Lender has agreed to extend credit to the Borrowers upon the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: ARTICLE I DEFINITIONS AND INTERPRETATION Section 1.01 Definitions. As used in this Agreement, the following terms shall have the meanings set forth below: “Affiliate” as to any Person, means any other Person that, directly or indirectly through one or more intermediaries, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise. “Air T” has the meaning provided in the preamble to this Agreement. “Anti-terrorism Law” means any Requirement of Law related to money laundering or financing terrorism including the PATRIOT Act, The Currency and Foreign Transactions Reporting Act (31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b),

7 DMS_US.364639367.8 and 1951-1959) (also known as the “Bank Secrecy Act”), the Trading with the Enemy Act (50 U.S.C. § 1 et seq.), and Executive Order 13224 (effective September 24, 2001). “Asset Sale” means any Disposition of Property or series of related Dispositions of Property (excluding any such Disposition permitted by Section 7.05) that yields gross proceeds to any Loan Party (valued at the principal amount thereof in the case of non-cash proceeds consisting of notes or other debt securities and valued at fair market value in the case of other non-cash proceeds) in excess of $100,000. “Available Revolving Credit Commitment” means, at any time, an amount equal to the lesser of (i) the Revolving Credit Commitment then in effect and (ii) the Borrowing Base. “Banking Services” means each and any of the following bank services provided to a Borrower by Lender or any of its Affiliates: (a) commercial credit cards, (b) stored value cards, and (c) treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, overdrafts and interstate depository network services). “Banking Services Liabilities” means any and all obligations of the Borrowers, whether absolute or contingent and however and whenever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with Banking Services. “Bankruptcy Code” means Title 11 of the United States Code, as amended from time to time, or any similar federal or state law for the relief of debtors. “Blocked Person” means any Person that (a) is publicly identified on the most current list of “Specially Designated Nationals and Blocked Persons” published by the Office of Foreign Assets Control of the US Department of the Treasury (“OFAC”) or resides, is organized or chartered, or has a place of business in a country or territory subject to OFAC sanctions or embargo programs or (b) is publicly identified as prohibited from doing business with the United States under the International Emergency Economic Powers Act, the Trading With the Enemy Act, or any other Requirement of Law. “Board” means the Board of Governors of the Federal Reserve System of the United States (or any successor thereto). “Borrower(s)” has the meaning provided in the preamble to this Agreement. “Borrowing Base” means, at any date of determination, the sum of: (a) 75% of Eligible Accounts; plus (b) 50% of Eligible Inventory; plus (c) 40% of Eligible WIP Inventory, provided, however, that the portion of the Borrowing Base attributable to the aggregate amount of Eligible Inventory and Eligible WIP Inventory shall be limited to not more than 75% of the total Borrowing Base.

8 DMS_US.364639367.8 The amount of the Borrowing Base shall be determined periodically by the Lender from the most recent Borrowing Base Certificate and supporting reports delivered to the Lender. “Borrowing Base Certificate” means a certificate signed by the chief financial officer, treasurer or controller of the Loan Party Agent, in substantially the form of Exhibit B, as such form, subject to the terms hereof, may from time to time be modified as agreed by the Borrowers and the Lender or such other form which is acceptable to the Lender, in its reasonable discretion. “Borrowing Date” means any Business Day specified by the Loan Party Agent in a Borrowing Notice as a date on which the Borrowers request the Lender to make a Loan hereunder. “Borrowing Notice” means the written request for a borrowing of Loans hereunder, in a form approved by Lender in its reasonable discretion and signed by the Loan Party Agent, which may be submitted in writing or in electronic form through the Lender’s online banking system. “Business Day” means a day other than a Saturday, Sunday, or other day on which commercial banks in Minneapolis, Minnesota are authorized or required by law to close. “Capital Expenditures” with respect to any Person, means the aggregate of all expenditures by such Person for the acquisition or leasing (pursuant to a capital lease) of fixed or capital assets, software, or additions to Equipment (including replacements, capitalized repairs and improvements) which are required to be capitalized under GAAP on the balance sheet of such Person. “Capital Lease Obligations” with respect to any Person, means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases under GAAP on the balance sheet of such Person and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP. “Cash Equivalents” as to any Person, means (a) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than one year from the date of acquisition by such Person, (b) time deposits and certificates of deposit of any commercial bank having, or which is the principal banking subsidiary of a bank holding company organized under the laws of the United States, or any State thereof, having capital, surplus, and undivided profits aggregating in excess of $500,000,000, having maturities of not more than one year from the date of acquisition by such Person, (c) repurchase obligations with a term of not more than 90 days for underlying securities of the types described in clause (a) above entered

9 DMS_US.364639367.8 into with any bank meeting the qualifications specified in clause (b) above, (d) commercial paper issued by any issuer rated at least A-1 by S&P or at least P-1 by Moody's (or carrying an equivalent rating by a nationally recognized rating agency if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally), and in each case maturing not more than one year after the date of acquisition by such Person, or (e) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (a) through (d) above. “Change in Law” means the occurrence after the date of this Agreement of (a) the adoption or effectiveness of any law, rule, regulation, judicial ruling, judgment, or treaty, (b) any change in any law, rule, regulation, or treaty or in the administration, interpretation, implementation, or application by any Governmental Authority of any law, rule, regulation, or treaty, or (c) the making or issuance by any Governmental Authority of any request, rule, guideline, or directive, whether or not having the force of law; provided that, notwithstanding anything herein to the contrary (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, as amended and all requests, rules, guidelines, or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines, or directives concerning capital adequacy promulgated by the Lender for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority), or the United States or foreign regulatory authorities shall, in each case, be deemed to be a “Change in Law,” regardless of the date enacted, adopted, or issued. “Change of Control” means (a) the acquisition by any Person, or two or more Persons (other than one or more Continuing Directors or Affiliates of Continuing Directors) acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934) of 40% or more of the outstanding shares of voting Equity Interests of Air T on a fully diluted basis; or (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of Air T by Persons who are not Continuing Directors, nor appointed or approved by Continuing Directors; or (c) Air T ceases to own, free and clear of all Liens or other encumbrances, at least 51% of the outstanding voting Equity Interests of each Borrower on a fully diluted basis, other than pursuant to any transaction permitted by Section 7.03(a). “Closing Date” means the date on which the conditions precedent set forth in Section 4.01 are satisfied or waived. “Code” means the Internal Revenue Code of 1986, as amended. “Collateral” means any and all property of a Loan Party subject to a Lien under the Collateral Documents and any and all other property of any Loan Party, now existing or hereafter acquired, that is or becomes subject to a Lien pursuant to the Collateral Documents to secure the Obligations.

10 DMS_US.364639367.8 “Collateral Documents” means, collectively, the Security Agreement and any other agreements, instruments and documents executed in connection with this Agreement that create, perfect or evidence a Lien granted by any Loan Party to secure the Obligations.. “Combined Basis” shall mean, when used with respect to the determination of any amount, that such amount is to be determined by (i) combining the relevant amount determined with respect to the Borrowers, and (ii) eliminating any intercompany transactions of any Borrower with another Borrower and making any other adjustments that would be necessary or applicable under GAAP if the financial statements of such Borrower were consolidated into the financial statements of another Borrower. Unless the context otherwise requires, whenever an amount herein is expressly to be determined with respect to the Borrowers, such amount shall be determined on a Combined Basis. “Combined EBITDA” means, with respect to any Measurement Period, without duplication, the sum calculated for Borrowers on a Combined Basis in accordance with GAAP of (a) Combined Net Income, (b) Combined Interest Expense, (b) provision for Taxes based on income, (c) depreciation expense, (d) amortization expense, (e) fees and expenses incurred in connection with the closing of the transactions contemplated by this Agreement and any amendments thereto, (f) non-recurring and non-operational expenses that are acceptable to Lender in its sole discretion and (g) other non-cash charges, expenses or losses. “Combined Interest Expense” means, for any Measurement Period, the sum, for the Borrowers, of all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets during such period, or the portion of rent expense with respect to such period under capital leases that is treated as interest in accordance with GAAP, determined on a Combined Basis in accordance with GAAP. “Combined Liabilities” means, at any Measurement Date, the aggregate amount of funded Debt of the Borrowers, determined on a Combined Basis in accordance with GAAP “Combined Net Income” for any Measurement Period, means the net income (or loss) of the Borrowers for such period, determined on a Combined Basis in accordance with GAAP. “Continuing Directors” means the directors of Air T on the Closing Date and each other director, if, in each case, such other director's nomination for election to the board of directors of the Air T is recommended by at least a majority of the then-current Continuing Directors. “Contractual Obligation” of any Person, means any provision of any security issued by such Person or of any agreement, instrument, or other undertaking to which such Person is a party or by which it or any of its property is bound, other than the Obligations.

11 DMS_US.364639367.8 “Debt” of any Person at any date, without duplication, means (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than trade payables and accrued expenses incurred in the ordinary course of business and not past due for more than 61 days after the date on which each such trade payable or account payable was created, (c) all obligations of such Person evidenced by notes, bonds, debentures, or other similar instruments, (d) all Capital Lease Obligations and all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all obligations of such Person to purchase, redeem, retire, defease, or otherwise make any payment in respect of any Equity Interests in such Person or any other Person or any warrants, rights, or options to acquire such Equity Interests, valued, in the case of redeemable preferred interests, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (f) all obligations of such Person, contingent or otherwise, as an account party or applicant under acceptance, letter of credit, or similar facilities in respect of obligations of the kind referred to in subsections (a) through (e) of this definition, (g) all Guaranty Obligations of such Person in respect of obligations of the kind referred to in subsections (a) through (f) above, (h) all obligations of the kind referred to in subsections (a) through (g) above secured by (or which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation. “Debtor Relief Law” means the Bankruptcy Code and all other liquidation, bankruptcy, assignment for the benefit of creditors, conservatorship, moratorium, receivership, insolvency, rearrangement, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions in effect from time to time. “Debt Service Coverage Ratio” means, as of any Quarterly Measurement Date, the ratio, for the period of four consecutive fiscal quarters ending on such date of: (a) the sum of (i) Combined EBITDA, minus (ii) expense for Taxes paid in cash, minus (iii) distributions paid in cash to Air T; plus (iv) capital contributions paid in cash by Air T; to (b) Debt Service, calculated for the Borrowers on a Combined Basis in accordance with GAAP. “Debt Service” means, for the period of four consecutive fiscal quarters ending on a Quarterly Measurement Date, without duplication, the sum of: (a) scheduled payments of principal with respect to indebtedness for borrowed money of the Borrowers plus (b) Combined Interest Expense, calculated for the Borrowers on a Combined Basis in accordance with GAAP. “Default” means any of the events specified in Section 8.01 which constitutes an Event of Default or which, upon the giving of notice, the lapse of time, or both pursuant to Section 8.01 would, unless cured or waived, become an Event of Default.

12 DMS_US.364639367.8 “Disposition” or “Dispose” means the sale, transfer, license, lease, or other disposition (whether in one transaction or in a series of transactions, and including any sale and leaseback transaction) of any property (including, without limitation, any Equity Interests) by any Person (or the granting of any option or other right to do any of the foregoing), including any sale, assignment, transfer, or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith. “Dollars” means the lawful currency of the United States. “Eligible Accounts” means, at any date of determination, the United States dollar value (net of deposits, finance charges and/or service charges) of only such accounts of the Borrowers arising from the rendering of services in the ordinary course of business in which the Lender holds a first priority security interest and as to which the Lender, in its Permitted Discretion, shall from time to time determine to be collectible in a timely manner in the ordinary course of business without dispute or set-off. Without limiting the Lender’s right, in its Permitted Discretion, to consider any account not to be an Eligible Account, and by way of example only of types of accounts that the Lender will consider not to be Eligible Accounts, the Lender, notwithstanding any earlier classification of eligibility, may consider any account not to be an Eligible Account if: (a) any warranty is breached as to the account or the account debtor disputes liability or makes any claim with respect to the account; (b) the account is not paid by the account debtor within 90 days after the date of the original invoice relating thereto; or (ii) the account is owed by any account debtor who has not paid 10% or more of such account debtor’s accounts within the relevant time period specified in subsection (b)(i) above; (c) a petition in bankruptcy or other application for relief under any insolvency law is filed with respect to the account debtor owing the account, or the account debtor owing the account assigns for the benefit of creditors, becomes insolvent, fails, suspends, or goes out of business, or the Lender, in its reasonable business judgment, shall become dissatisfied with the creditworthiness of an account debtor owing an account; (d) the account arises from a sale to an account debtor that is outside the United States unless the sale is on letter of credit, acceptance or other terms acceptable to the Lender; (e) the account debtor is an Affiliate, supplier or creditor of a Loan Party; (f) the account debtor with respect thereto is the United States of America or any department, agency or instrumentality thereof (a “Federal Governmental Authority”), or any state, county or local governmental authority, or any department, agency or instrumentality thereof, unless either (i) the relevant Loan Party has assigned its right to payment of such account to the Lender pursuant to the Assignment of Claims Act of 1940

13 DMS_US.364639367.8 as amended in the case of the a Federal Governmental Authority, or pursuant to applicable state law, if any, in all other instances, and such assignment has been accepted and acknowledged by the appropriate government officers, or (ii) the relevant Loan Party has delivered to Lender a federal assignment of claims assignment agreement, in form and substance reasonably satisfactory to Lender, providing that Lender may deliver an executed copy of an assignment addressed to a Federal Governmental Authority or applicable state authority a copy of an assignment after the occurrence of a Default or an Event of Default; (g) if the Lender, in its reasonable business judgment, has established a credit limit for the account debtor with respect thereto, the aggregate dollar amount of accounts due from such account debtor, including such account, exceeds such credit limit; (h) such Account is evidenced by chattel paper or instruments unless the original of such chattel paper or instruments is delivered to the Lender; (i) such account arises from a transaction for which surety or performance bonds are posted; or (j) any account for a customer deposit; An account which is at any time an Eligible Account but which subsequently becomes subject to any of the foregoing conditions shall no longer be an Eligible Account. The amount of Eligible Accounts shall be computed on a monthly basis from the Borrowing Base Certificate and other information required to be delivered by the Loan Party Agent to the Lender pursuant to Section 6.02. “Eligible Assignee” has the meaning set forth in Section 9.04. “Eligible Inventory” shall mean the book United States dollar value of the Borrowers’ raw materials and finished goods inventory, in which only the Lender holds a first priority security interest and as to which the Lender, in its Permitted Discretion, shall elect from time to time to constitute Eligible Inventory. Without limiting the Lender’s right, in its Permitted Discretion, to consider any inventory not to be Eligible Inventory, and by way of example only of types of inventory that the Lender will consider not to be Eligible Inventory, the Lender, notwithstanding any earlier classification of eligibility, may consider any inventory not to be Eligible Inventory if: (a) such inventory is discontinued inventory; (b) such inventory is located on premises leased by a Loan Party, unless a fully-executed landlord waiver has been delivered to the Lender in form reasonably satisfactory to the Lender, (c) is stored with a bailee or warehouseman unless an fully-executed bailee letter has been received by the Lender with respect thereto in form reasonably satisfactory to the Lender, (d) such inventory is consigned to a Loan Party, or (e) such inventory is consigned by a Borrower, unless such Borrower has complied with all of the Consigned

14 DMS_US.364639367.8 Inventory Eligibility Requirements. The value of Eligible Inventory shall be the lower of the cost or market value of the Eligible Inventory computed in accordance with GAAP. Inventory which is at any time Eligible Inventory but becomes subject to any of the foregoing conditions shall no longer be Eligible Inventory. Notwithstanding the foregoing, Inventory of GGS that is deemed to be ineligible solely due to non-compliance with subsection (b) of the first sentence of this definition, shall be deemed to be Eligible Inventory until September 30, 2024, after which date such Inventory shall be ineligible until such time as a fully-executed landlord waiver has been delivered to the Lender in form reasonably satisfactory to the Lender. “Eligible WIP Inventory” shall mean the book United States dollar value of GGS’s titled vehicle work in process inventory listed by vehicle identification number on the Inventory report provided to Lender, in which only the Lender holds a first priority security interest and as to which the Lender, in its Permitted Discretion, shall elect from time to time to constitute Eligible WIP Inventory. Without limiting the Lender’s right, in its Permitted Discretion, to consider any such inventory not to be Eligible WIP Inventory, and by way of example only of types of inventory that the Lender will consider not to be Eligible Inventory, the Lender, notwithstanding any earlier classification of eligibility, may consider any such inventory not to be Eligible WIP Inventory if: (a) such inventory is discontinued inventory; (b) such inventory is located on leased premises, unless a fully- executed landlord waiver has been delivered to the Lender in form reasonably satisfactory to the Lender, (c) is stored with a bailee or warehouseman unless an fully-executed bailee letter has been received by the Lender with respect thereto in form reasonably satisfactory to the Lender, (d) such inventory is consigned to a Loan Party, or (e) such inventory is consigned by a Loan Party, unless such Loan Party has complied with all of the Consigned Inventory Eligibility Requirements. The value of Eligible WIP Inventory shall be the lower of the cost (excluding labor and overhead costs) or market value of the Eligible WIP Inventory computed in accordance with GAAP. Inventory which is at any time Eligible WIP Inventory but becomes subject to any of the foregoing conditions shall no longer be Eligible WIP Inventory. “Environmental Action” means any action, suit, demand, demand letter, claim, notice of violation or non-compliance, notice of liability or potential liability, investigation, proceeding, consent order, or consent agreement relating in any way to any Environmental Law, any permit issued under any Environmental Law, or any Hazardous Material, or arising from alleged injury or threat to health, safety, or the environment including (a) by any Governmental Authority for enforcement, clean-up, removal, response, remedial or other actions, or damages and (b) any Governmental Authority or third party for damages, contribution, indemnification, cost recovery, compensation, or injunctive relief. “Environmental Law” means any and all Federal, state, foreign, local, or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority, or other Requirements of Law (including common law) as now or may at any time hereafter be in effect, and any binding judicial or

15 DMS_US.364639367.8 administrative interpretation thereof, including any binding judicial or administrative order, consent decree, or judgment, regulating, relating to, or imposing liability or standards of conduct concerning protection of the environment or, to the extent relating to exposure to substances that are harmful or detrimental to the environment, or human health, or safety. “Equipment” has the meaning for such term set forth in the Uniform Commercial Code. “Equity Interests” means any and all shares, interests, participations, or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership (or profit) interests in a Person (other than a corporation), securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person, and any and all warrants, rights, or options to purchase any of the foregoing, whether voting or nonvoting, and whether or not such shares, warrants, options, rights, or other interests are authorized or otherwise existing on any date of determination. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time. “ERISA Affiliate” means an entity, whether or not incorporated, that is under common control with the Borrowers within the meaning of §4001 of ERISA or is part of a group that includes any Borrower and that is treated as a single employer under §414 of the Code. “Event of Default” has the meaning set forth in Section 8.01. “Excluded Accounts” means deposit accounts where the aggregate balance does not exceed $50,000 at any time; provided, that the aggregate amount permitted to be on deposit in all such Excluded Accounts shall not exceed $500,000 at any time. “Excluded Foreign Subsidiary” means any Subsidiary of a Loan Party that is not organized and existing under the laws of the United States or any state or commonwealth thereof or under the laws of the District of Columbia, and in respect of which either (a) the pledge of all the Equity Interests of such Subsidiary as Collateral or (b) a guarantee by such Subsidiary of the Obligations, would, in the good faith judgment of the Borrowers, result in the adverse Tax consequences to any Loan Party. “Excluded Taxes” means any of the following Taxes, imposed on or with respect to the Lender (a) Taxes imposed on or measured by net income (however denominated) and franchise Taxes and (b) any branch profits Taxes imposed by the United States or any similar Tax imposed by any other jurisdiction. “Fed Ex Contract(s)” means, individually or collectively, as the context requires, (a) that certain Aircraft Dry Lease and Services Agreement dated June 1, 2021 between

16 DMS_US.364639367.8 Federal Express Corporation and CSA Air, Inc., as amended, and (b) that certain Aircraft Dry Lease and Services Agreement dated June 1, 2021 between Federal Express Corporation and Mountain Air Cargo, Inc., as amended. “Financial Contract” means (1) an agreement (including terms and conditions incorporated by reference therein) which is a rate swap agreement, basis swap, forward rate agreement, commodity swap, commodity option, equity or equity index swap, bond option, interest rate option, foreign exchange agreement, rate cap agreement, rate floor agreement, rate collar agreement, currency swap agreement, cross-currency rate swap agreement, currency option, and other similar agreement (including any option to enter into any of the foregoing; (2) any combination of the foregoing; or (3) a master agreement for any of the foregoing together with all amendments and supplements “GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied. “GGS” has the meaning provided in the preamble to this Agreement. “Governmental Authority” means the government of any nation or any political subdivision thereof, whether at the national, state, territorial, provincial, municipal, or any other level, and any agency, authority, instrumentality, regulatory body, court, central bank, or other entity exercising executive, legislative, judicial, taxing, regulatory, or administrative powers or functions of, or pertaining to, government. “Guarantor(s)” means, individually or collectively, as the context requires, Air T and each other Person who executes a Guaranty in favor of the Lender. “Guaranty” means a document, in the form provided by Lender, pursuant to which the Person who executes such document agrees to guaranty the payment and performance of the Obligations. “Guaranty Obligation” as to any Person, means any (a) obligation, contingent or otherwise, of such Person guaranteeing or having the effect of guaranteeing any Debt or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation, (ii) to purchase or lease property, securities, or services for the purpose of assuring the obligee in respect of such Debt or other obligation of the payment or performance of such Debt or other obligation, (iii) to maintain working capital, equity capital, net worth, or solvency or liquidity, or any level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Debt or other obligation,

17 DMS_US.364639367.8 or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Debt or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part) or (b) Lien on any assets of such Person securing any Debt or other obligation of any other Person, whether or not such Debt or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Debt to obtain any such Lien). The amount of any Guaranty Obligation shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guaranty Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. “Hazardous Materials” means (a) any gasoline, petroleum or petroleum products or by-products, radioactive materials, friable asbestos or asbestos-containing materials, urea-formaldehyde insulation, polychlorinated biphenyls, and radon gas and (b) any other chemicals, materials, or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law. “Indemnification Agreement” means that certain Environment and ADA Indemnification Agreement dated as of August 29, 2024, duly executed by the Loan Parties with regards to the North Carolina Real Property. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes. “Insolvency” with respect to any Multiemployer Plan, means such Plan is insolvent within the meaning of §4245 of ERISA. “Intellectual Property” means any and all intellectual property, including copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses, technology, know-how, and processes, all rights therein, and all rights to sue at law or in equity for any past, present, or future infringement, violation, misuse, misappropriation, or other impairment thereof, whether arising under United States, multinational, or foreign laws, or otherwise, including the right to receive injunctive relief and all proceeds and damages therefrom. “Inventory” has the meaning for such term set forth in the Uniform Commercial Code. “Lender” has the meaning set forth in the preamble. “Letter(s) of Credit” has the meaning set forth in Section 2.11(a). “L/C Agreement” has the meaning set forth in Section 2.11(a). “Letter of Credit Commission” has the meaning set forth in Section 2.11(b).

18 DMS_US.364639367.8 “Letter of Credit Obligations” means, at any date of determination, the sum of: (a) the aggregate amount available to be drawn on outstanding Letters of Credit issued by the Lender for the account of Borrowers (assuming compliance by the beneficiary with the terms of each such Letter of Credit); plus (b) the aggregate amount owed by the Borrowers to the Lender at such date as a result of draws on the Letters of Credit paid by the Lender for which the Borrowers have not reimbursed the Lender. “Leverage Ratio” means, as of any Semi-Annual Measurement Date, the ratio of (a) Senior Debt as of such date to (b) Combined EBITDA for the period of four (4) consecutive fiscal quarters ending on such Semi-Annual Measurement Date. “Lien” means any mortgage, pledge, hypothecation, assignment (as security), deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest, or any preference, priority, or other security agreement or preferential arrangement of any kind or nature whatsoever having substantially the same economic effect as any of the foregoing (including any conditional sale or other title retention agreement and any Capital Lease). “Loan(s)” means the Revolving Credit Loans, the Term Loans, and each other loan made by the Lender to any or all of the Borrowers. “Loan Documents” means, collectively, this Agreement, the Security Agreement, the Guaranty, the L/C Applications, the North Carolina Assignment, the North Carolina Deed of Trust, the Indemnification Agreement, the Revolving Credit Note, the Term Notes, the Pledge Agreement and all other agreements, documents, certificates and instruments executed and delivered to the Lender by any Loan Party in connection therewith. “Loan Party(ies)” means, individually or collectively, as the context may require, the Borrowers and the Guarantors. “Loan Party Agent” has the meaning provided in Section 2.13 of this Agreement. “MAC” has the meaning provided in the preamble to this Agreement. “Margin Stock” has the meaning specified in Regulation U of the Board as in effect from time to time. “Material Adverse Effect” means a material adverse effect on (a) the business, assets, properties, liabilities (actual or contingent), operations or financial condition of the Borrowers, individually, or the Borrowers and their Subsidiaries taken as a whole, (b) the validity or enforceability of any Loan Document, (c) the perfection or priority of any Lien purported to be created by any Loan Document, (d) the rights or remedies of the Lender under any Loan Document, or (e) the ability of any Loan Party to perform any of its material payment obligations under any Loan Document to which it is a party.

19 DMS_US.364639367.8 “Material Contracts” with respect to any Person, means each contract to which such Person is a party, the termination of which could reasonably be expected to result in a Material Adverse Effect. “Maturity Date”: The earlier of: (a) the date on which the Loans become due and payable under Section 8.02 upon the occurrence of an Event of Default; or (b) (i) the Revolving Credit Termination Date for the Revolving Credit Loans; (ii) August 15, 2029 for the Term Loan A; or (iii) August 15, 2029 for Term Loan B. “Measurement Date” either a Quarterly Measurement Date or a Semi-Annual Measurement Date, as the context requires. “Measurement Period” the period of four consecutive fiscal quarters ending on a Quarterly Measurement Date or on a Semi-Annual Measurement Date. “Moody's” means Moody's Investors Service, Inc., and any successor thereto. “Multiemployer Plan” means a Plan which is a multiemployer plan as defined in § 4001(a)(3) of ERISA to which each Borrower or any ERISA Affiliate makes or is obligated to make contributions. “Net Cash Proceeds” means (a) in connection with any Asset Sale or any Recovery Event, the proceeds thereof in the form of cash and Cash Equivalents in an amount for any Asset Sale or Recovery Event in excess of $50,000 and in the aggregate for all Asset Sales and Recovery Events in any fiscal year in excess of $100,000 (including any such proceeds actually received from deferred payments of principal pursuant to a note, a receivable or otherwise), net of attorneys’ fees, accountants’ fees, investment banking fees, amounts required to be reserved for indemnification, adjustment of purchase price or similar obligations pursuant to the agreements governing such Asset Sale, amounts required to be applied to the repayment of Debt secured by a Lien expressly permitted hereunder on any asset that is the subject of such Asset Sale or Recovery Event (other than any Lien pursuant to a Loan Document) and other customary fees and expenses actually incurred in connection therewith and net of Taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available Tax credits or deductions and any Tax sharing arrangements) and (b) in connection with any issuance or sale of Equity Interests or any incurrence of Debt, the cash proceeds received from such issuance or incurrence, net of attorneys’ fees, investment banking fees, accountants’ fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith. “North Carolina Assignment of Rents” means that certain Assignment of Leases and Rents document dated on or about the date hereof, executed by MAC in favor of the Lender with regards to the North Carolina Real Property to be recorded on or after the Closing Date in the records of the Register of Deeds, Lincoln County, North Carolina.

20 DMS_US.364639367.8 “North Carolina Deed of Trust” means that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Financing Statement document dated on or about the date hereof, executed by MAC for the benefit of the Lender with regards to the North Carolina Real Property to be recorded on or after the Closing Date in the records of the Register of Deeds, Lincoln County, North Carolina. “North Carolina Real Property” means the real property described in the North Carolina Deed of Trust. “Note(s)” means, individually or collectively, as the case may be, the Revolving Credit Note and the Term Notes. “Obligations” means all Loans, Letter of Credit Obligations, advances, debts, liabilities, obligations, Banking Services Liabilities, Swap Indebtedness, covenants and duties, owing by any Loan Party to the Lender of any kind or nature, present or future, which arise under this Agreement, any other Loan Document or any Swap Transaction Document or by operation of law, whether or not evidenced by any note, guaranty or other instrument, whether or not for the payment of money, whether arising by reason of an extension of credit, opening, guarantying or confirming of a letter of credit, guaranty, indemnification or in any other manner, whether joint, several, or joint and several, direct or indirect (including those acquired by assignment or purchases), absolute or contingent, due or to become due, and however acquired. The term includes, without limitation, all amounts owed by the Borrowers to the Lender at such date as a result of draws on letters of credit paid by the Lender for which the Borrowers have not reimbursed the Lender, all principal, interest, fees, charges, expenses, attorneys’ fees, and any other sum chargeable to any Loan Party under this Agreement or any other Loan Document or any Swap Transaction Document. Specifically, without limitation, the term “Obligations” shall also include all assessments, losses, fees and costs of any kind or nature incurred by Lender under any and all Swap Transaction Documents by and between Borrowers and Lender, which arise, directly or indirectly, as a result of the prepayment of the principal amount of the Term Note, in whole or in part, whether voluntary or involuntary. “Other Taxes” means any and all present or future stamp, court, recording, filing, intangible, documentary or similar Taxes or any other excise or property Taxes, charges, or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery, or enforcement or registration of, or performance under, or from the receipt or perfection of a security interest under or otherwise with respect to this Agreement or any other Loan Document (other than Excluded Taxes imposed with respect to an assignment). “PATRIOT Act” has the meaning set forth in Section 9.13. “PBGC” means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor thereto).

21 DMS_US.364639367.8 “Permitted Discretion” means a determination made by the Lender in its commercially reasonable credit or business judgment (from the perspective of a secured asset-based lender) exercised in good faith. “Person” means any individual, corporation, limited liability company, trust, joint venture, association, company, limited or general partnership, unincorporated organization, Governmental Authority, or other entity. “Plan” at any one time, means any “employee benefit plan” that is covered by ERISA and in respect of which any Borrower or an ERISA Affiliate is (or, if such plan were terminated at such time, would under §4062 or §4069 of ERISA be deemed to be) an “employer” as defined in §3(5) of ERISA. “Pledge Agreement” means the Pledge Agreement, in the form provided by Lender, duly executed by Air T, as the same may be amended, amended and restated, supplemented, or otherwise modified from time to time. “Projections” has the meaning set forth in Section 6.02. “Properties” has the meaning set forth in Section 5.09(a). “Quarterly Measurement Date” means the last day of each fiscal quarter of each fiscal year of Air T, commencing September 30, 2024. For avoidance of doubt, Quarterly Measurement Dates shall be March 31, June 30, September 30 and December 31 of each year. “Related Parties” with respect to any Person, means such Person's Affiliates and the directors, officers, employees, partners, agents, trustees, administrators, managers, advisors, and representatives of it and its Affiliates. “Recovery Event” means any settlement of or payment to any Borrower in respect of any property or casualty insurance claim or any condemnation proceeding relating to any asset of any Borrower. “Reorganization” with respect to any Multiemployer Plan, means that such plan is in reorganization within the meaning of §4241 of ERISA. “Reportable Event” means any of the events set forth in §4043(c) of ERISA, other than those events as to which the thirty-day notice period is waived. “Requirement of Law” as to any Person, means the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law (including common law), statute, ordinance, treaty, rule, regulation, order, decree, judgment, writ, injunction, settlement agreement, requirement or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding

22 DMS_US.364639367.8 upon such Person or any of its property or to which such Person or any of its property is subject. “Reserves” means any and all reserves which the Lender establishes in accordance with Section 2.12. “Responsible Officer” with respect to any Person, means the chief executive officer, president, or chief financial officer of such Person, except that with respect to financial matters, the Responsible Officer shall be the chief financial officer or treasurer of such Person. “Restricted Payments” has the meaning set forth in Section 7.07. “Revolving Credit Commitment” means the obligation of the Lender to make Revolving Credit Loans to the Borrowers and to issue Letters of Credit for the account of the Borrowers, in an aggregate principal amount not to exceed $14,000,000, as the same may be changed from time to time pursuant to the terms hereof. “Revolving Credit Commitment Period” means the period from and including the Closing Date to the Revolving Credit Termination Date. “Revolving Credit Loans” means any revolving credit loan made by the Lender under Section 2.02. “Revolving Credit Note” means a promissory note of the Borrowers payable to the Lender, in the form provided by the Lender, evidencing the aggregate indebtedness of the Borrowers to the Lender resulting from Revolving Credit Loans, as the same may be amended, amended and restated, supplemented, or otherwise modified from time to time to the extent permitted under the Loan Documents. “Revolving Credit Termination Date” means the earliest to occur of (a) February 28, 2026, and (b) the termination of the Revolving Credit Commitment pursuant to Section 8.02 or Section 2.04. “S&P” means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto. “SEC” means the Securities and Exchange Commission (or successors thereto or an analogous Governmental Authority). “Security Agreement” means the Security Agreement, in the form provided by Lender, duly executed by the Borrowers, as the same may be amended, amended and restated, supplemented, or otherwise modified from time to time.

23 DMS_US.364639367.8 “Semi-Annual Measurement Date” means the last day of each six month period of the fiscal year of Air T, commencing March 31, 2025. For avoidance of doubt, Semi- Annual Measurement Dates shall be September 30 and March 31 of each year. “Senior Debt” means, at any date of determination, the aggregate amount of Debt for borrowed money of the Borrowers, including, without limitation, the Loans, but excluding Subordinated Debt, calculated on a Combined Basis. “Single Employer Plan” means any Plan that is covered by Title IV of ERISA, other than a Multiemployer Plan. “Solvent” with respect to any Person as of any date of determination, means that on such date (a) the present fair salable value of the property and assets of such Person exceeds the debts and liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the property and assets of such Person is greater than the amount that will be required to pay the probable liability of such Person on its debts and other liabilities, including contingent liabilities, as such debts and other liabilities become absolute and matured, (c) such Person does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts and liabilities, including contingent liabilities, beyond its ability to pay such debts and liabilities as they become absolute and matured, and (d) such Person does not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. “Subordination Agreement” means each subordination agreement now or hereafter executed by a creditor of one or more Borrowers in favor of the Lender. “Subordinated Debt” means, all Debt of the Borrowers which is contractually subordinated in right of payment to the Obligations pursuant to a Subordination Agreement on a form acceptable to the Lender in its reasonable discretion. “Subsidiary” as to any Person, means any corporation, partnership, limited liability company, joint venture, trust, or estate of or in which more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class of such corporation may have voting power upon the happening of a contingency), (b) the interest in the capital or profits of such partnership, limited liability company, or joint venture, or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

24 DMS_US.364639367.8 “Swap Indebtedness” means indebtedness, liabilities, fees, costs, assessments, or obligations, now existing or hereafter arising, due or to become due, absolute or contingent, of the Borrowers to the Lender under any Swap Transaction, Swap Transaction Documents, or Financial Contract. “Swap Termination Value” in respect of any one or more Swap Transaction Documents, means after taking into account the effect of any legally enforceable netting agreement relating to such Swap Transaction Documents (a) for any date on or after the date such Swap Transaction Documents have been closed out and termination values determined in accordance therewith, such termination values and (b) for any date prior to the date referenced in subsection (a), the amounts determined as the mark-to-market values for such Swap Transaction Documents, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Transaction Documents (which may include the Lender or any Affiliate of the Lender). “Swap Transaction” means (i) any transaction now existing or hereafter entered into between Borrowers and Lender that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, bond option, interest rate option, foreign exchange transaction, rate cap transaction, rate floor transaction, rate collar transaction, currency swap, cross-currency rate swap, currency option, and other similar transaction (including any option to enter into any of the foregoing, and (ii) any combination of the foregoing. “Swap Transaction Document(s)” means any and all documents related to any Swap Transaction by and between the Borrowers and Lender, including the following: 2002 Multicurrency-Cross Border version of the ISDA Master Agreement, the Schedule to the Master Agreement, any Credit Support Annexes, any Swap Trade Confirmation, Risk Disclosure Statement, Eligible Contract Participant Verification Form, Financial Contracts, and all such other related documents as Lender may reasonably require. “Sweep Agreement” has the meaning provided in Section 2.03 of this Agreement. “Taxes” means any and all present or future income, stamp, or other taxes, levies, imposts, duties, deductions, charges, fees, or withholdings imposed, levied, withheld, or assessed by any Governmental Authority, together with any interest, additions to tax, or penalties imposed thereon and with respect thereto. “Term Loan A” means the Loan described in Section 2.01(a). “Term Loan B” means the Loan described in Section 2.01(b).

25 DMS_US.364639367.8 “Term Loan A Commitment” means $10,720,000, and as the context may require, the agreement of the Lender to make the Term Loan to the Borrowers up to the amount of the Term Loan Commitment subject to the terms and conditions of this Agreement. “Term Loan B Commitment” means $2,280,000, and as the context may require, the agreement of the Lender to make the Term Loan B to the Borrowers up to the amount of the Term Loan B Commitment subject to the terms and conditions of this Agreement. “Term Note A” means the promissory note of the Borrowers described in Section 2.05(b), in the form provided by the Lender, as such promissory note may be amended, modified or supplemented from time to time, and such term shall include any substitutions for, or renewals of, such promissory note. “Term Note B” means the promissory note of the Borrowers described in Section 2.05(c), in the form provided by the Lender, as such promissory note may be amended, modified or supplemented from time to time, and such term shall include any substitutions for, or renewals of, such promissory note. “Title Company” Commercial Partners, a division of Chicago Title Insurance Company, the title insurer issuing the Title Policy. “Title Policy” A loan policy (or marked-up commitment) of title insurance in favor of Lender issued by the Title Company with regards to the North Carolina Real Property, in form and substance satisfactory to Lender. “Total Usage” means, at any date of determination, the sum of: (a) the aggregate outstanding principal balance of the Revolving Credit Loans; plus (b) the Letter of Credit Obligations. “Uniform Commercial Code” means the Uniform Commercial Code as in effect in the state of Minnesota from time to time. Section 1.02 Interpretation. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include

26 DMS_US.364639367.8 the corresponding masculine, feminine, and neuter forms. The words “include,” “includes,” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (i) any definition of or reference to any agreement, instrument, or other document shall be construed as referring to such agreement, instrument, or other document as from time to time amended, supplemented, or otherwise modified (subject to any restrictions on such amendments, supplements, or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person's successors and assigns, (iii) the words “herein,” “hereof,” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits, and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing, or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified, or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights. (b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.” (c) Any reference herein or in any other Loan Document to the satisfaction, repayment, or payment in full of the Obligations shall mean the repayment in Dollars in full in cash or immediately available funds (and in the case of any other contingent Obligations, providing cash collateral or other collateral as may be requested by the Lender) of all of the Obligations other than (i) unasserted contingent indemnification Obligations and (ii) any Obligations relating to Swap Transaction Documents that, at such time, are allowed by the applicable provider of such Swap Transaction Documents to remain outstanding without being required to be repaid. (d) All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP as in effect from time to time, and applied on a consistent basis in a manner consistent with that used in preparing Air T’s audited financial statements, except as otherwise specifically prescribed herein. ARTICLE II THE COMMITMENT AND LOANS Section 2.01 Term Loan Commitments.

27 DMS_US.364639367.8 (a) Subject to the terms and conditions hereof and in reliance upon the warranties of the Borrowers herein, the Lender agrees to make a loan (the “Term Loan A”) in the amount of the Term Loan A Commitment to the Borrowers at the Lender’s office in Minnetonka, Minnesota in immediately available funds on the Closing Date. (b) Subject to the terms and conditions hereof and in reliance upon the warranties of the Borrowers herein, the Lender agrees to make a loan (the “Term Loan B”) in the amount of the Term Loan B Commitment to the Borrowers at the Lender’s office in Minnetonka, Minnesota in immediately available funds on the Closing Date. Section 2.02 Revolving Credit Commitment. (a) Subject to the terms and conditions of this Agreement, the Lender agrees to make Revolving Credit Loans to the Borrowers and issue Letters of Credit for the account of the Borrowers from time to time during the Revolving Credit Commitment Period in an aggregate principal amount at any one time outstanding not exceeding the Available Revolving Credit Commitment. During the Revolving Credit Commitment Period the Borrowers may use the Revolving Credit Commitment by borrowing, prepaying the Revolving Credit Loans in whole or in part, and re-borrowing, all in accordance with the terms and conditions hereof. (b) The Borrowers shall jointly and severally repay all outstanding Revolving Credit Loans on the Revolving Credit Termination Date. Section 2.03 Procedures for Revolving Credit Borrowing. The Loan Party Agent shall submit a Borrowing Notice for each Revolving Credit Loan. Each such Borrowing Notice shall be effective upon receipt by the Lender, shall be irrevocable, and shall specify the Borrowing Date and amount of borrowing requested. At the request of the Lender, a telephonic request must be confirmed in writing by the Loan Party Agent within three (3) Business Days after such request. Notwithstanding the foregoing, the Borrower may authorize the Lender, pursuant to a cash management sweep product (“Sweep Agreement”) to make Revolving Credit Loans hereunder whenever the balance of the Borrower’s deposit account specified in the Sweep Agreement fall below the target Revolving Credit Loan balance” set forth therein. So long as (a) all conditions precedent set forth in ARTICLE IV with respect to such borrowing have been satisfied, and (b) the Total Usage at such time does not exceed the Available Revolving Credit Commitment, after giving effect to such Revolving Credit Loan, the Lender shall provide immediately available funds to the Borrowers in the amount of such requested borrowing on the requested Borrowing Date by depositing such funds into a depository account maintained by one or more Borrowers with the Lender. Each borrowing shall be on a Business Day. Section 2.04 Termination or Reduction of Revolving Credit Commitment. (a) Upon not less than one Business Day’s notice to the Lender, the Borrowers shall have the right to terminate the Revolving Credit Commitment or, from time to time,

28 DMS_US.364639367.8 to reduce the aggregate amount of the Revolving Credit Commitment; provided, that no such termination or reduction of the Revolving Credit Commitment shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Credit Loans made on the effective date thereof, the Total Usage would exceed the Available Revolving Credit Commitment. Any such partial reduction shall be in an amount equal to $100,000, or a whole multiple thereof, and shall reduce permanently the Revolving Credit Commitment then in effect. Section 2.05 Repayment of Loans; Evidence of Debt. (a) The Revolving Credit Loans made by the Lender shall be evidenced by the Revolving Credit Note. The Revolving Credit Loans and the Revolving Credit Note shall mature and be payable at the Maturity Date of the Revolving Credit Loans. The Lender shall enter in its records the amount of each of its Revolving Credit Loans, the rate of interest borne on such Revolving Credit Loans, and the payments of the Revolving Credit Loans received by the Lender, and such records shall be conclusive evidence of the subject matter thereof, absent manifest error. (b) The Term Loan A shall be evidenced by the Term Note A in the amount of Term Loan A when made. The Term Loan A shall mature and be payable in accordance with the provisions of the Term Note A. The Lender shall enter in its records the amount of the Term Loan A, the rate of interest borne on the Term Loan A and the payments of the Term Loan A received by the Lender, and such records shall be conclusive evidence of the subject matter thereof, absent manifest error. (c) The Term Loan B shall be evidenced by the Term Note B in the amount of Term Loan B when made. The Term Loan B shall mature and be payable in accordance with the provisions of the Term Note B. The Lender shall enter in its records the amount of the Term Loan B, the rate of interest borne on the Term Loan B and the payments of the Term Loan B received by the Lender, and such records shall be conclusive evidence of the subject matter thereof, absent manifest error. (d) The Borrowers hereby jointly, severally and unconditionally promise to pay to the Lender in full in cash, to the extent not previously paid, the then-unpaid principal amount of all Loans on the applicable Maturity Date. (e) The Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrowers to the Lender resulting from each Loan, including the amounts of principal and interest payable and paid to the Lender from time to time under this Agreement. Section 2.06 Optional Prepayments. (a) The Borrowers shall have the right, by giving written notice to the Lender by not later than 3:00 p.m. (Minneapolis time) on the Business Day of such payment, to

29 DMS_US.364639367.8 voluntarily prepay the Revolving Credit Loans in whole or in part at any time without premium or penalty. Notwithstanding anything to the contrary, if the Revolving Loans are tied to a Sweep Agreement, then Revolving Loans shall also be prepaid by applications made to the Revolving Loans in accordance with the terms of such Sweep Agreement. (b) The Borrowers shall have the right, by giving written notice to the Lender by not later than 3:00 p.m. (Minneapolis time) on the Business Day of such payment, to voluntarily prepay the Term Loan in whole or in part at any time, subject to the contemporaneous payment of any premium or fees set forth in the Term Note or in any Swap Transaction Document. Section 2.07 Mandatory Prepayments. (a) Revolving Credit Loans. If, at any time, the Total Usage would exceed the lesser of the Revolving Credit Commitment or the Borrowing Base, then the Borrowers shall immediately prepay the amount of such excess together with interest on the amount prepaid; any prepayment shall be applied first to prepay the Revolving Credit Loans and then to cash collateralize the Letter of Credit Obligations on terms acceptable to the Lender. (b) Term Loans. (i) Upon the sale or other Disposition (including, without limitation the loss or destruction due to accident, fire or other cause) of any item of Equipment owned by any Borrower, the Borrowers shall make mandatory prepayments of the Term Loan A to the extent of any Net Cash Proceeds received. Notwithstanding the foregoing sentence, so long as no Event of Default has occurred and is continuing, no such mandatory prepayment shall be required to the extent of any such Net Cash Proceeds that are, or that are intended to be, applied to repair, refurbish, restore, replace or rebuild such Equipment or to the cost of purchase or construction of other assets useful in the business of any Borrower, provided that (i) the Loan Party Agent notifies the Lender of such application or intended application within thirty days following such Disposition, and (ii) such application of Net Cash Proceeds has been completed or contracted for within three hundred and sixty (360) days (or such longer period as approved by the Lender) of such Disposition. (ii) Proceeds of any Disposition (including, without limitation the loss or destruction due to accident, fire or other cause) of any portion of the North Carolina Real Property shall be governed by the applicable provisions of the North Carolina Deed of Trust. Section 2.08 Application of Prepayments of Term Loans. (a) Any partial prepayment of a Term Loan shall be applied to installments due on such Loan in the inverse order of their maturities.

30 DMS_US.364639367.8 (b) Each such prepayment shall be accompanied by payment of accrued interest on the amount prepaid and any prepayment premium described in the applicable Term Note or in any Swap Transaction Document. Section 2.09 Interest. (a) Term Loan. The Borrowers jointly and severally agree to pay interest on the outstanding principal amount of each Term Loan from the date of such Loan until such Loan is paid at the rates and at the times specified in the Term Note evidencing such Loan. (b) Revolving Credit Loans. The Borrowers jointly and severally agree to pay interest on the outstanding principal amount of the Revolving Credit Loans at the rates and at the times specified in the Revolving Credit Note. Section 2.10 Intentionally deleted. Section 2.11 Letters of Credit. (a) Manner of Issuance. Subject to the terms and conditions hereinafter set forth, the Lender agrees to issue letters of credit (the “Letters of Credit”) for the account of the Borrowers, in an aggregate amount not to exceed $3,000,000, from time to time on terms reasonably acceptable to the Lender on any Business Day during the period from the date hereof and ending on the Revolving Credit Commitment Termination Date; provided, however, that the Lender shall not be required to issue any Letter of Credit if, after giving effect to such issuance the Total Usage would exceed the lesser of the Revolving Credit Commitment or the Borrowing Base. Upon the Borrowers’ delivery to the Lender of a letter of credit application and agreement on the Lender's form (each such letter of credit application and agreement being an “L/C Agreement”) on a date which is no later than the date of delivery as may be required by the Lender for the issuance of any Letter of Credit requested by the Loan Party Agent and so long as (i) all conditions precedent to the issuance of a Letter of Credit set forth in Section 2.02 and in Article IV are satisfied as of the date of the issuance of a Letter of Credit, the Lender shall issue the requested Letter of Credit. In no event shall any Letter of Credit have an expiry date later than earlier of (i) the then- stated Revolving Credit Termination Date; and (ii) one year after the date of issuance of such Letter of Credit. In the event any provision of the L/C Agreement conflicts with or contradicts any provision of this Credit Agreement, the terms of this Credit Agreement shall control to the extent of such conflict or contradiction. (b) Reimbursement on Demand. The Borrowers jointly and severally agree to pay to the Lender, on demand: (A) any amount paid by the Lender with respect to any Letter of Credit including, without limitation, any amount paid with respect to any drawing under any Letter of Credit (whether drawn before or on its stated expiry date); and (B) interest on all amounts referred to in clause (A) above from the date of such draw until payment in full at the “Default Rate” described in the Revolving Credit Note; provided, however, that so long as all conditions precedent to a Revolving Credit Loan are satisfied

31 DMS_US.364639367.8 as of the date of any payment described in subsection (a) above, the Lender will make a Revolving Credit Loan in accordance with Section 2.03 to pay such amount. (c) Letter of Credit Commission. The Borrowers jointly and severally agree to pay to the Lender a commission (the “Letter of Credit Commission”) upon the undrawn face amount of the Letters of Credit outstanding from time to time. The Letter of Credit Commission shall be computed at a rate equal to one percent (1.00%) per annum on the undrawn face amount of each Letter of Credit and is payable at the time of issuance and at the time of any renewal of the term of a Letter of Credit. In addition, the Borrowers jointly and severally agree to pay to the Lender all reasonable and customary charges, fees and expenses which the Lender may assess the Borrowers in connection with the issuance, extension, amendment or payment of any Letter of Credit, and any and all reasonable out- of-pocket expenses which the Lender may pay or incur in connection therewith. (d) Obligations Absolute. The obligations of the Borrowers under this Section shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including, without limitation, the following circumstances: (i) any lack of validity or enforceability of any Letter of Credit or any other agreement or instrument relating thereto (collectively, the “Related Documents”); (ii) any amendment or waiver of, or any consent to departure from, all or any of the Related Documents; (iii) the existence of any claim, set off, defense or other right that the Borrowers may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), the Lender or any other Person, whether in connection with any Related Document, the transactions contemplated therein, or any unrelated transaction; (iv) any draft, statement or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (v) payment by the Lender under any Letter of Credit against presentation of a draft or certificate which does not comply with the terms of such Letter of Credit, except in the case where it is conclusively proven in a final judgement of a court of competent jurisdiction that such non-complying payment was made due to the gross negligence, bad faith or willful misconduct of the Lender; (vi) the occurrence of any Default or Event of Default; or (vii) any other circumstance or event whatsoever, whether or not similar to any of the foregoing. Section 2.12 Reserves; Changes to Eligibility Criteria. The Lender may, in its Permitted Discretion at any time and from time to time (i) establish and increase or decrease Reserves in accordance with the terms hereof or (ii) modify eligibility standards under the definitions of “Eligible Inventory” or “Eligible Accounts”. Lender may include in its consideration (without limitation) any of the following: (a) changes after the Closing Date in demand for, pricing of, or product mix of Inventory; (b) changes after the Closing Date in any concentration of risk with respect to Borrowers’ Inventory or Accounts; and (c) any other factors arising after the Closing Date that change

32 DMS_US.364639367.8 in any material respect the credit risk of lending to the Borrowers on the security of Borrowers’ Inventory or Accounts. Section 2.13 Loan Party Agent. The Borrowers hereby appoint and authorize Air T to act as their Loan Party Agent. Such appointment and authorization shall be irrevocable so long as any Obligation remains outstanding, or the Lender has any Commitment hereunder. The Loan Party Agent shall act on behalf of all of the Borrowers for all matters delegated by the Borrowers to the Loan Party Agent pursuant to this Agreement including, without limitation, requesting Loans, the issuance of Letters of Credit, the submission of financial statements, compliance certificates and borrowing base certificates, and reducing or terminating any Commitment; provided, however, that all parties hereto acknowledge and agree that Air T shall not be a Borrower for purposes of this Agreement. The Lender shall be entitled to rely upon the Loan Party Agent in connection with all such matters without seeking the consent of any Borrower. ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY Section 3.01 Taxes. (a) Any and all payments by or on account of any obligation of any Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction or withholding for any Taxes except as required by applicable law. If any Borrower is required by applicable law to deduct or withhold any Taxes from such payments, then: (i) if such Tax is an Indemnified Tax, the amount payable by the applicable Borrower shall be increased so that after all such required deductions or withholdings are made (including deductions or withholdings applicable to additional amounts payable under this Section), the Lender receives an amount equal to the amount it would have received had no such deduction or withholding been made; and (ii) the Borrowers shall make such deductions or withholdings and timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law. (b) Without limiting the provisions of Section 3.01(a) above, the Borrowers shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law. (c) The Borrowers shall indemnify the Lender, within ten days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed on or attributable to amounts payable under this Section) paid or payable by the

33 DMS_US.364639367.8 Lender, on or with respect to an amount payable by any Borrower under or in respect of this Agreement or under any other Loan Document, together with any reasonable expenses arising in connection therewith and with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate from the Lender as to the amount of such payment or liability delivered to the Loan Party Agent shall be conclusive absent manifest error. (d) As soon as practicable after any payment of Taxes by any Borrower to a Governmental Authority pursuant to this Section 3.01, such Borrower shall deliver to the Lender the original or certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the relevant return reporting such payment or other evidence of such payment reasonably satisfactory to the Lender. (e) If the Lender determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by any Borrower or with respect to which any Borrower has paid additional amounts pursuant to this Section, it shall pay over such refund (or the amount of any credit in lieu of refund) to the applicable Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the applicable Borrower under this Section with respect to the Taxes giving rise to such refund or credit in lieu of refund), net of all out-of-pocket expenses of the Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund or credit in lieu of refund); provided that, the applicable Borrower, upon the request of the Lender, agrees to repay the amount paid over to the applicable Borrower (plus any interest, penalties or other charges imposed by the relevant Governmental Authority) to the Lender in the event the Lender is required to repay such refund or credit in lieu of refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (e), in no event will the Lender be required to pay any amount to the applicable Borrower pursuant to this paragraph if the payment of such amount would place the Lender in a less favorable net after-Tax position than it would have been in if the Tax subject to indemnification had not been deducted, withheld, or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. Nothing in this paragraph (e) shall be construed to require the Lender to make available its Tax returns or any other information relating to its Taxes that it deems confidential to the Borrowers or any other Person. Section 3.02 Increased Costs; Capital Adequacy Requirements. (a) If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge, or similar requirement against assets of, deposits with, or for the account of, or credit extended or participated in by, the Lender;

34 DMS_US.364639367.8 (ii) subject the Lender to any Taxes (other than Indemnified Taxes and Excluded Taxes) on its loans, commitments, or other obligations, or its deposits, reserves, other liabilities, or capital attributable thereto; or (iii) impose on the Lender any other condition, cost or expense (other than Taxes) affecting this Agreement, and the result of any of the foregoing shall be to increase the cost to the Lender of making, or of maintaining its obligation to make any such Loan, or to reduce the amount of any sum received or receivable by the Lender hereunder (whether of principal, interest, or any other amount) then, upon request of the Lender, the Borrowers will jointly and severally pay to the Lender such additional amount or amounts as will compensate the Lender for such additional costs incurred or reduction suffered by Lender. (b) If the Lender determines that any Change in Law affecting the Lender, or the Lender's holding company (if any), regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on the Lender's capital or on the capital of the Lender's holding company, if any, as a consequence of this Agreement, the Revolving Credit Commitment, the Letters of Credit, or the Loans, to a level below that which the Lender or the Lender's holding company could have achieved but for such Change in Law (taking into consideration the Lender's policies and the policies of the Lender's holding company with respect to capital adequacy), then from time to time the Borrowers will pay to the Lender such additional amount or amounts as will compensate the Lender or the Lender's holding company for any such reduction suffered by Lender. (c) A certificate from the Lender setting forth the amount or amounts necessary to compensate it or its holding company, as specified in paragraph (a) or (b) of this Section and delivered to the Loan Party Agent, shall be conclusive absent manifest error. The Borrowers shall pay the Lender the amount shown as due on any such certificate within 30 days after receipt thereof. (d) Failure or delay on the part of the Lender to demand compensation pursuant to this Section shall not constitute a waiver of the Lender's right to demand such compensation; provided that, the Borrowers shall not be required to compensate the Lender pursuant to this Section for any increased costs incurred or reductions suffered more than 270 days prior to the date that the Lender notifies the Loan Party Agent of the Change in Law giving rise to such increased costs or reductions and of the Lender's intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270 day period referred to above shall be extended to include the period of such retroactive effect). ARTICLE IV CONDITIONS PRECEDENT

35 DMS_US.364639367.8 Section 4.01 Conditions Precedent to Initial Loans. The obligation of the Lender to extend any credit to the Borrowers including, without limitation, the making of the initial Revolving Credit Loan and the Term Loans and the issuance of any Letter of Credit, shall be subject to the satisfaction of each of the following conditions, unless waived in writing by the Lender: (a) The Lender shall have received: (i) this Agreement, duly executed and delivered by an authorized officer of each Loan Party; (ii) the Revolving Credit Note, duly executed and delivered by an authorized officer of each Borrower; (iii) the Term Notes, duly executed and delivered by an authorized officer of each Borrower; (iv) the North Carolina Assignment, duly executed and delivered by an authorized officer of MAC; (v) the North Carolina Deed of Trust, duly executed and delivered by an authorized officer of MAC; (vi) the Indemnification Agreement duly executed and delivered by an authorized officer of each Loan Party; (vii) the Security Agreement, duly executed and delivered by an authorized officer of each Borrower; (viii) the Guaranty, duly executed and delivered by an authorized officer of Air T; (ix) the Pledge Agreement, duly executed and delivered by an authorized officer of Air T; (x) the Closing Certificate, in each case executed and delivered by the Loan Parties party thereto; and (xi) one or more payoff letters, in form and substance acceptable to the Lender in its sole and absolute discretion, executed by the Borrowers’ existing creditors; (b) The Lender shall have received: (i) Internally prepared consolidated and consolidating financial statements of Air T for the fiscal quarter that ended June 30, 2024;

36 DMS_US.364639367.8 (ii) internally prepared combined and combining financial statement for the Borrowers for the fiscal quarter that ended June 30, 2024; (c) All governmental and third party approvals necessary in connection with the continuing operations of the Loan Parties and their Subsidiaries, and the transaction contemplated hereby shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority that would restrain, prevent, or otherwise impose materially adverse conditions on the financing contemplated hereby; (d) The Lender shall have received results of recent lien searches in (i) the jurisdiction where each Loan Party is organized, and (ii) and the U.S. Patent and Trademark Office, and such searches confirm the priority of the Liens in favor of the Lender and reveal no Liens on any of the assets of the Loan Parties, except for liens permitted under this Agreement and the other Loan Documents; (e) The Lender shall have received all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel), on or before the Closing Date. All such amounts will be paid with proceeds of Loans made on the Closing Date and will be reflected in the funding instructions given by the Borrowers to the Lender on or before the Closing Date; (f) There shall have occurred no Material Adverse Effect since March 31, 2024; (g) The Lender shall have received, in form and substance satisfactory to it, a certificate of each Loan Party, certified by a secretary of such Loan Party, dated the Closing Date, including: (i) a certificate of formation, organization, or incorporation, as applicable, of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party; (ii) by-laws, operating agreements, limited liability company agreements and partnership agreements, as applicable, for each Loan Party as in effect on the date on which the resolutions referred to below were adopted; (iii) resolutions of the governing body of each Loan Party approving the transaction and each Loan Document to which it is or is to be a party, and of all documents evidencing other necessary corporate, partnership, or limited liability company action; (iv) a certification that the names, titles, and signatures of the officers of each Loan Party authorized to sign each Loan Document to which it is or is to be a party and other documents to be delivered hereunder and thereunder are true and correct;

37 DMS_US.364639367.8 (v) a good standing certificate for each Loan Party from its jurisdiction of organization and from each state where it is qualified to do business; (h) The Lender shall have received the legal opinion of Faegre Drinker Biddle & Reath LLP. The legal opinion shall cover such other matters incident to the transactions contemplated by this Agreement as the Lender may reasonably require; (i) The Lender shall have received duly executed landlord waivers with regards to each location where any Borrower stores Collateral with a value in excess of $250,000; (j) The Lender shall have received reasonably satisfactory evidence that each document (including any Uniform Commercial Code financing statement) required by the Loan Documents or any Requirement of Law or reasonably requested by the Lender to be filed, registered, or recorded in order to create in favor of the Lender a perfected first priority Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted under this Agreement), shall have been properly filed (or provided to the Lender) or executed and delivered in each jurisdiction; (k) The Lender shall have received evidence of insurance coverage in form, scope and substance reasonably satisfactory to the Lender and otherwise in compliance with the terms of Section 5.10 and Section 6.06 of this Agreement; (l) The Lender shall have received the following with regards to the North Carolina Real Property: (i) A commitment for the Title Policy or a preliminary title report from the Title Company, complying with Lender’s standard requirements therefor, a copy of which has been delivered to Borrowers, together with a copy of each document referred to therein; (ii) Two (2) hard copies or a single digital version of either (i) a current, certified ALTA/ACSM survey of each parcel of land comprising a portion of the North Carolina Real Property, or (b) an existing survey of each parcel of such land accompanied by an owner’s affidavit signed by a knowledgeable officer or employee of the Borrower sufficient to induce the Title Company to delete any “survey exceptions” from the Title Policy; (iii) A current Environmental Audit, or, in the discretion of the Lender, an environmental questionnaire on Lender’s form, completed to the satisfaction of Lender, with respect to the North Carolina Real Property; (iv) A current letter addressed to Lender for the North Carolina Real Property from an appropriate municipal officer of the City in which the North Carolina Real Property is situated regarding the zoning status and classification of

38 DMS_US.364639367.8 the respective parcel(s) of land and building code compliance and certifying that such land may be used for operation of the North Carolina Real Property, prepared in accordance with Lender’s standard requirements therefor, a copy of which has been delivered to Borrowers; and (v) Copies of all development agreements, operating agreements, leasing agreements, consulting agreements, franchise agreements, reciprocal easement agreements, service contracts or other agreements affecting title to the North Carolina Real Property or the management, leasing, operation or maintenance of the North Carolina Real Property; (m) The Lender shall have received payment, in immediately available funds, of (i) an origination fee in the amount of $70,000 with regards to the Revolving Credit Commitment; and (ii) an origination fee in the amount of $53,600, with regards to the Term Loan Commitment; and (n) The Lender shall have received, at least three Business Days prior to the Closing Date, (i) all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act, and (ii) to the extent any Borrower qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”), a customary FinCEN beneficial ownership certification in relation to such Borrower, in each case requested at least ten Business Days prior to the Closing Date. Section 4.02 Conditions Precedent to Each Loan. The obligation of the Lender to make each Loan requested to be made by it hereunder (including, without limitation, its initial Loans and the issuance of any Letter of Credit), is subject to the satisfaction or the waiver by the Lender of the following conditions precedent: (a) Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct on and as of the date such Loan is made as if made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct on such earlier date, and in each case without duplication of any materiality or Material Adverse Effect qualifier; and (b) No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Loans requested to be made on such date. Each borrowing by the Borrowers hereunder shall constitute a representation and warranty by the Borrowers, as of the date such Loan is made, that the conditions contained in this Article IV have been satisfied.

39 DMS_US.364639367.8 ARTICLE V REPRESENTATIONS AND WARRANTIES To induce the Lender to enter into this Agreement and to make the Loans and to issue Letters of Credit hereunder, the Borrowers hereby jointly and severally represent and warrant to the Lender that: Section 5.01 Existence; Compliance with Laws. Each Loan Party (a) is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation, (b) is duly qualified as a foreign corporation or other organization and in good standing under the laws of each jurisdiction where its ownership, lease, or operation of property or the conduct of its business requires such qualification except to the extent that the failure to qualify in such jurisdiction could not reasonably be expected to have a Material Adverse Effect, and (c) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 5.02 Power; Authorization; Enforceability. (a) Each Loan Party has the power and authority, and the legal right, to own or lease and operate its property, and to carry on its business as now conducted and as proposed to be conducted, and to execute, deliver, and perform the Loan Documents to which it is a party and, in the case of each Borrower, to obtain Loans hereunder. Each Loan Party has taken all necessary organizational action to authorize the execution, delivery, and performance of the Loan Documents to which it is a party and, in the case of the Borrower, to authorize the borrowing of Loans on the terms and conditions contained herein. No consent or authorization of, filing with, notice to, or other act by, or in respect of, any Governmental Authority or any other Person is required in connection with the extensions of credit hereunder or with the execution, delivery, performance, validity, or enforceability of this Agreement or any of the Loan Documents, which consents, authorizations, filings and notices have been obtained or made and are in full force and effect. Each Loan Document has been duly executed and delivered by each Loan Party party thereto. (b) This Agreement constitutes, and each other Loan Document when delivered hereunder will constitute, a legal, valid, and binding obligation of each Loan Party party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). Section 5.03 No Contravention. The execution, delivery, and performance of this Agreement and the other Loan Documents, the borrowing of Loans hereunder, and the use of the proceeds thereof (a) will not violate any Requirement of Law or any Contractual Obligation of any Loan Party; and (b) will not result in, or require, the creation or

40 DMS_US.364639367.8 imposition of any Lien on any of their respective properties or assets pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Loan Documents). No Requirement of Law or Contractual Obligation applicable to any Loan Party could reasonably be expected to have a Material Adverse Effect. Section 5.04 Financial Statements. (a) The draft of the audited consolidated balance sheets of Air T and its Subsidiaries as at March 31, 2024 that has been provided to Lender, and the related consolidated and consolidating statements of income and of cash flows for the fiscal year ended on such date, prepared by Air T and its Subsidiaries and audited by Deloitte & Touche, LLP, present fairly the consolidated financial condition of Air T and its Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the fiscal year then ended, in accordance with GAAP. (b) The unaudited consolidated balance sheets of Air T and its Subsidiaries as at June 30, 2024 and the related unaudited consolidated statements of income and of cash flows for the year to date period ended on such date, provided by the Loan Party Agent to the Lender, present fairly the consolidated financial condition of Air T and its Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the period then ended, in accordance with GAAP (subject to normal year-end audit adjustments and the absence of footnotes). Section 5.05 No Material Adverse Effect. Since March 31, 2024, no development or event has occurred that has had or could reasonably be expected to have a Material Adverse Effect. Section 5.06 No Litigation. No action, suit, litigation, investigation, or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrowers, threatened by or against any Loan Party or against any of its property or assets (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby or (b) that could reasonably be expected to have a Material Adverse Effect. Section 5.07 No Default. No Default or Event of Default has occurred and is continuing and no default has occurred and is continuing under or with respect to any Contractual Obligation of the Borrowers or any of their Subsidiaries that could reasonably be expected to have a Material Adverse Effect. Section 5.08 Ownership of Property; Liens. (a) Each Borrower has fee simple title to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all its other property, and none of such property is subject to any Lien except as permitted by Section 7.02.

41 DMS_US.364639367.8 (b) Schedule 5.08 sets forth a complete and accurate list as of the date hereof of all leases of real property under which any Borrower is the lessee, showing as of the date hereof, the street address, county or other relevant jurisdiction, state, lessor, lessee, expiration date, and annual rental cost thereof. Section 5.09 Environmental Matters. Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect: (a) None of the facilities or properties currently or formerly owned, leased, or operated by any Borrower (the “Properties”) contain or previously contained, any Hazardous Materials in amounts or concentrations or under circumstances that constitute or constituted a violation of, or could result in liability under, any Environmental Law; (b) Borrowers have not received any notice of actual or alleged violation, non- compliance, or liability regarding compliance with Environmental Laws or other environmental matters or with respect to any of the Properties or the business operated by any Borrower, nor is there any reason to believe that any such notice will be received or is being threatened; (c) the Properties and Borrowers’ operations at the Properties comply with all applicable Environmental Laws, and there is no contamination at, under, or about the Properties or violation of any Environmental Law with respect to the Properties or the business operated by any the Borrower; (d) (i) Hazardous Materials have not been transported or disposed of from the Properties in violation of, or in a manner or to a location that could result in liability under, any Environmental Law; (ii) no Hazardous Materials have been generated, treated, stored, or disposed of at, on or under any of the Properties in violation of, or in a manner that could result in liability under, any applicable Environmental Law; and (iii) there has been no release or threat of release of Hazardous Materials at or from the Properties, or arising from or related to the operations of Borrowers, in each case in connection with the Properties or the business operated by Borrowers, in violation of or in amounts or in a manner that could result in liability under Environmental Laws; (e) no administrative or governmental action or judicial proceeding is pending or, to the knowledge of either or both Borrowers, threatened, under any Environmental Law to which Borrower is or will be a party with respect to the Properties or the business operated by Borrower, nor are there any decrees or orders or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the operated by Borrowers; and (f) the Borrowers have not assumed any liability of any other Person under Environmental Laws.

42 DMS_US.364639367.8 Section 5.10 Insurance. The properties of the Borrowers are insured with financially sound and reputable insurance companies which are not Affiliates of the Borrowers, in such amounts, with such deductibles, and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Borrowers operate. Schedule 5.10 sets forth a description of all insurance maintained by or on behalf of the Borrowers as of the Closing Date. Each insurance policy listed on Schedule 5.10 is in full force and effect and all premiums in respect thereof that are due and payable have been paid. Section 5.11 Material Contracts. Schedule 5.11 sets forth all Material Contracts to which any Borrower is a party or is bound as of the Closing Date. No Borrower is in breach or in default in any material respect of or under any Material Contract and have not received any notice of the intention of any other party thereto to terminate any Material Contract. Section 5.12 Intellectual Property. Each Borrower owns, or is licensed to use, all Intellectual Property necessary for the conduct of its business as currently conducted or proposed to be conducted. No material claim has been asserted and is pending by any Person challenging the use, validity, or effectiveness of any Intellectual Property by any Borrower, nor is any Borrower aware of any valid basis for any such claim. The use of Intellectual Property by each Borrower does not materially infringe on the rights of any Person. Schedule 5.12 attached hereto is a complete list of all material Intellectual Property that is subject to any issuance, registration, or application by or with any governmental authority in any jurisdiction and owned by, or exclusively licensed to, each Borrower. Section 5.13 Taxes. (a) Each Loan Party has filed all Federal, state, and other Tax returns that are required to be filed and has paid all Taxes shown thereon to be due, together with applicable interest and penalties, and all other Taxes, fees, or other charges imposed on it or any of its property by any Governmental Authority (except those that are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the relevant Loan Party). No Tax Lien has been filed, and, to the knowledge of the Borrowers, no claim is being asserted, with respect to any such Tax, fee, or other charge. No Loan Party is a party to any Tax sharing agreement. Section 5.14 ERISA. Each Plan is in compliance with ERISA, the Code and any Requirement of Law; neither a Reportable Event nor an “accumulated funding deficiency” (within the meaning of §412 or §430 of the Code or §302 of ERISA) has occurred (or is reasonably likely to occur) with respect to any Plan. No Single Employer Plan has terminated, and no Lien has been incurred in favor of the PBGC or a Plan. Based on the assumptions used to fund each Single Employer Plan, the present value of all accrued benefits under each such Plan did not materially exceed the value of the assets of such Plan allocable to such accrued benefit as of the last annual valuation date prior to the date on

43 DMS_US.364639367.8 which this representation is made. Neither any Loan Party nor any ERISA Affiliate has incurred or is reasonably expected to incur any Withdrawal Liability that could reasonably be expected to result in a material liability under ERISA, in connection with any Multiemployer Plan. No such Multiemployer Plan is (or is reasonably expected to be) terminated, in Reorganization, or insolvent (within the meaning of §4245 of ERISA). Section 5.15 Margin Regulations. No Borrower is engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock. Section 5.16 Investment Company Act. No Loan Party is or is required to be registered as an “investment company” under the Investment Company Act of 1940, as amended. Section 5.17 Subsidiaries; Equity Interests. (a) Except as disclosed to the Lender by the Borrowers in writing from time to time after the Closing Date: (i) Part A of Schedule 5.17 sets forth the name, address of principal place of business, jurisdiction of formation, and U.S. taxpayer identification number (or in the case of a non-U.S. Subsidiary of a Loan Party that does not have a U.S. taxpayer identification number, its unique identification number issued to it by its jurisdiction of formation) of each Borrower and each Loan Party and, as to each such Person, the percentage of each class of Equity Interest owned by any Loan Party; and (ii) there are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than stock options granted to employees or directors and directors' qualifying shares) relating to any Equity Interest of any Borrower or any Subsidiary of any Borrower, except as created by the Loan Documents. (b) All of the outstanding Equity Interests in each Subsidiary have been validly issued, are fully paid and non-assessable, and are owned by a Loan Party in the amounts specified on Part A of Schedule 5.17 free and clear of all Liens except those created under the Loan Documents. All of the outstanding Equity Interests in each Borrower have been validly issued, are fully paid and non-assessable, and are owned by the Persons and in the amounts specified on Part A of Schedule 5.17 free and clear of all Liens except those created under the Loan Documents. (c) No Loan Party has any equity investments in any other corporation or entity other than those disclosed on Part B of Schedule 5.17. Section 5.18 Labor Matters. Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect (a) there are no strikes, lockouts, or other

44 DMS_US.364639367.8 labor disputes pending or, to the knowledge of the Borrowers, threatened against any Loan Party, (b) hours worked by and wages paid to employees of each Loan Party have not violated the Fair Labor Standards Act or any other applicable Requirement of Law, and (c) all payments due in respect of employee health and welfare insurance from any Loan Party have been paid or properly accrued on the books of the relevant Loan Party. Section 5.19 Accuracy of Information, Etc. Each Borrower has disclosed to the Lender all agreements, instruments, and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. No statement or information contained in this Agreement, any other Loan Document, or any other document, certificate, or statement furnished by or on behalf of the Borrowers to the Lender, for use in connection with the transactions contemplated by this Agreement or the other Loan Documents, contained as of the date such statement, information, document, or certificate was so furnished, any untrue statement of a material fact or omitted to state a material fact necessary to make the statement contained herein or therein not misleading. The Projections included in such materials are based upon good faith estimates and assumptions believed by the Borrowers to be reasonable at the time made. Section 5.20 Security Documents. Each Security Agreement creates in favor of the Lender a legal, valid, continuing and enforceable security interest in the Collateral, the enforceability of which is subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. The financing statements, releases and other filings are in appropriate form and have been or will be filed in the office of the Delaware Secretary of State. Upon such filings and/or the obtaining of “control” (as defined in the Uniform Commercial Code), the Lender will have a perfected first Lien on, and security interest in, to and under all right, title and interest of the grantors thereunder in all Collateral that may be perfected by filing, recording or registering a financing statement or analogous document (including without limitation the proceeds of such Collateral subject to the limitations relating to such proceeds in the Uniform Commercial Code) or by obtaining control, under the Uniform Commercial Code (in effect on the date this representation is made) in each case prior and superior in right to any other Person, except for Liens permitted under Section 7.02. Section 5.21 Solvency. Each Loan Party is, and after giving effect to the incurrence of all Debt and obligations incurred in connection herewith will be, Solvent. Section 5.22 PATRIOT Act; OFAC and Other Regulations. (a) No Loan Party, any of its Subsidiaries, or any of the Affiliates or respective officers, directors, brokers or agents of such Loan Party, Subsidiary, or Affiliate: (i) has violated any Anti-terrorism Laws; or

45 DMS_US.364639367.8 (ii) has engaged in any transaction, investment, undertaking, or activity that conceals the identity, source, or destination of the proceeds from any category of prohibited offenses designated by the Organization for Economic Co-operation and Development's Financial Action Task Force on Money Laundering. (b) No Loan Party, any of its Subsidiaries, or any of the Affiliates or respective officers, directors, brokers, or agents of such Loan Party, Subsidiary, or Affiliate that is acting or benefiting in any capacity in connection with the Loans is a Blocked Person. (c) No Loan Party, any of its Subsidiaries, or any of the Affiliates or respective officers, directors, brokers, or agents of such Loan Party, Subsidiary, or Affiliate acting or benefiting in any capacity in connection with the Loans: (i) conducts any business or engages in making or receiving any contribution of goods, services, or money to or for the benefit of any Blocked Person; (ii) deals in, or otherwise engages in any transaction related to, any property or interests in property blocked pursuant to any Anti-terrorism Law; or (iii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-terrorism Law. Section 5.23 Relationship of Borrowers. (i) the Loan Parties make up a related organization of various entities constituting a single economic and business enterprise so that the Loan Parties share an identity of interests such that any benefit received by any one of them benefits the others; (ii) the Loan Parties render services to or for the benefit of each other, purchase or sell and supply goods to or from or for the benefit of the others, make loans, advances and provide other financial accommodations to or for the benefit of each other; (iii) the Loan Parties have centralized accounting and legal service and common officers and directors; and (iv) while the Loan Parties operate as a single economic enterprise, nothing contained in this Section should be construed or imply that the Loan Parties are not separate legal entities. ARTICLE VI AFFIRMATIVE COVENANTS So long as the Lender has any Revolving Credit Commitment hereunder, or any Loans, Letter of Credit Obligations or any other amounts payable to the Lender hereunder

46 DMS_US.364639367.8 or under any other Loan Document have not been paid in full (other than any contingent indemnification obligations), the Borrowers shall, and shall cause the other Loan Parties to (except that, in the case of the covenants set forth in Section 6.02, and Section 6.03, the Loan Party Agent shall furnish all applicable materials to the Lender): Section 6.01 Financial Statements. Furnish to the Lender: (a) As soon as available, but in any event within 120 days after the end of each fiscal year of Air T, a copy of the annual audit report of Air T and its Subsidiaries for such year including a copy of the audited consolidated balance sheet of Air T and its Subsidiaries as at the end of such year and the related audited consolidated statements of income and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, together with an opinion as to such audit report of Deloitte & Touche, LLP, or other independent certified public accountants of nationally recognized standing which does not contain a “going concern” or similar qualification or exception, or qualification arising out of the scope of the audit; (b) As soon as available, but in any event within 120 days after the end of each fiscal year of Air T, the unaudited combined and combining balance sheets of the Borrowers as at the end of such fiscal year and the related unaudited combined and combining statements of income and of cash flows for such fiscal year through the end of such month, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer of the Loan Party Agent as being fairly stated in all material respects (subject to normal year-end audit adjustments); and (c) as soon as available, but in any event not later than 45 days after the end of each month occurring during each fiscal year of Air T, the unaudited combined and combining balance sheets of the Borrowers as at the end of such month and the related unaudited combined and combining statements of income and of cash flows for such month and the portion of the fiscal year through the end of such month, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer of the Loan Party Agent as being fairly stated in all material respects (subject to normal year- end audit adjustments). All such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied (except as approved by such accountants or Responsible Officer, as the case may be, and disclosed in reasonable detail therein) consistently throughout the periods reflected therein and with prior periods. Section 6.02 Certificates; Other Information. The Borrowers shall furnish the following to the Lender: (a) (i) As soon as available, but in any event within 45 days after the end of each fiscal year of Air T, forecasts prepared by the management of the Borrowers, in form

47 DMS_US.364639367.8 satisfactory to the Lender, of projected monthly combined and combining balance sheets, income statements, statements of cash flows, projected changes in financial position and a description of the underlying assumptions applicable thereto, and as soon as available, significant revisions, if any, of such forecast with respect to such fiscal year (the “Projections”), which Projections shall in each case be accompanied by a certificate of a Responsible Officer of the Loan Party Agent stating that such Projections are based on reasonable estimates, information and assumptions and that such individual has no reason to believe that such Projections are incorrect or misleading in any material respect; (b) On the same dates as delivery of the financial statements in Section 6.01(c) above for the fiscal quarters ending March 31 and September 30 of each year, a compliance certificate in the form of Exhibit A from a Responsible Officer of the Loan Party Agent (i) containing all information and calculations necessary for determining compliance by the Borrowers with the provisions of this Agreement as of the last day of such fiscal quarter of the Borrowers, as the case may be and (ii) stating that to the best of such Responsible Officer's knowledge, each Loan Party during such period has observed and performed in all material respects all of the covenants and other agreements, and satisfied every condition contained in this Agreement and the other Loan Documents to which it is a party to be observed, performed, or satisfied by it, and that such officer has not obtained any knowledge of any Default or Event of Default except as specified in such certificate; (c) As soon as available, and in any event within thirty (30) Business Days after the end of each month of each fiscal year, a borrowing base certificate (the ‘Borrowing Base Certificate’) in the form of Exhibit B, showing the Borrowing Base as of the last Business Day of the previous month, accompanied by a detailed accounts receivable aging, a detailed inventory report, a detailed accounts payable aging and other supporting reports as may be required by the Lender and the Borrowing Base Certificate and such supporting reports shall be in a form acceptable to the Lender and certified as accurate by a Responsible Officer of the Loan Party Agent; (d) Promptly, and in any event within 30 days thereafter, to the extent not previously disclosed to the Lender, a description of any change in the jurisdiction of organization of any Loan Party; (e) Promptly after the same are sent, copies of all proxy statements, financial statements and reports that any Loan Party sends to any of its securities holders, and copies of all reports and registration statements that any Loan Party files with the SEC or any national securities exchange; (f) Promptly upon receipt of the same, copies of all notices, requests and other documents received by any Loan Party under or pursuant to any Material Contract or instrument, indenture, loan agreement regarding or related to any breach or default by any party thereto or any other event that could materially impair the value of the interests or the rights of any Loan Party or otherwise have a Material Adverse Effect and copies of the foregoing and such information and reports regarding Material Contracts and such

48 DMS_US.364639367.8 instruments, indentures, Credit Agreements as the Lender may reasonably request from time to time; (g) By not later than 45 days after Borrowers’ fiscal quarters ending March 31 and December 31 of each year, Borrowers shall deliver to the Lender an appraisal of the parts Inventory owned by any Subsidiary of Stratus that is a Borrower, which shall be in form and substance acceptable to Lender in its sole and absolute discretion prepared by a nationally-recognized independent appraisal firm approved by the Lender in its sole and absolute discretion and paid for by the Borrowers; (h) By not later than 45 days after Borrowers’ fiscal quarter ending March 31 of each year, an annual investments report for Air T, including itemized amounts of planned and executed investments with projected funding sources for such investments; and (i) Such other information respecting the business, condition (financial or otherwise), operations, performance, properties or prospects of any Loan Party as the Lender may from time to time request. Section 6.03 Notices. Promptly, and in any event within five days, give notice to the Lender of: (a) The occurrence of any Default or Event of Default; (b) Any (i) default or event of default under any Material Contract of any Loan Party or (ii) litigation, investigation, or proceeding that may exist at any time between any Loan Party and any Governmental Authority, that in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect; (c) Any litigation or proceeding against any Loan Party (i) in which the amount involved is at least $500,000 and not covered in full by insurance, (ii) in which injunctive or similar relief is sought, or (iii) which relates to any Loan Document; (d) The following events, as soon as possible and in any event within 15 days after any Borrower’s or any of its ERISA Affiliates’ knowledge thereof: (i) the occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or any Multiemployer Plan; or (ii) the institution of proceedings or the taking of any other action by the PBGC or any Borrower or any ERISA Affiliate or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization, or Insolvency of, any Plan;

49 DMS_US.364639367.8 (e) The occurrence of any Environmental Action against or of any noncompliance by any Loan Party with any Environmental Law or relevant permit; and (f) Any other development or event that has had or could reasonably be expected to have a Material Adverse Effect. Each notice pursuant to this Section 6.03 shall be accompanied by a statement of a Responsible Officer of the Loan Party Agent setting forth details of the occurrence referred to therein and stating what action the relevant Loan Party proposes to take with respect thereto. Section 6.04 Maintenance of Existence; Compliance. (a) (i) Preserve, renew, and maintain in full force and effect its corporate or organizational existence and (ii) take all reasonable action to maintain all rights, privileges, and franchises necessary or desirable in the normal conduct of its business, except, in each case, as otherwise permitted under this Agreement. (b) Comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 6.05 Performance of Material Contracts. Perform and observe all the terms and provisions of each Material Contract to be performed or observed by it, maintain each Material Contract in full force and effect, enforce each such Material Contract in accordance with its terms, take all such action to such end as may be from time to time requested by the Lender and, upon request of the Lender, make to each other party to each Material Contract such demands and requests for information and reports or for action as any Loan Party or any of its Subsidiaries is entitled to make under such Material Contract, except, in any case, where the failure to do so, either individually or in the aggregate, could not be reasonably likely to have Material Adverse Effect. Section 6.06 Maintenance of Property; Insurance. (a) Maintain and preserve all of its property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted. (b) Maintain insurance with respect to its property and business (including without limitation, property and casualty and business interruption insurance) with financially sound and reputable insurance companies that are not Affiliates of the Borrowers, in such amounts and covering such risks as are usually insured against by similar companies engaged in the same or a similar business. (c) Each policy of liability insurance shall name the Lender as an additional insured and each policy of property and casualty insurance shall name the Lender as lender loss payee.

50 DMS_US.364639367.8 (d) All such insurance policies shall contain an agreement by the insurer to provide Lender with 30 days’ prior notice of cancellation (10 days’ prior notice for nonpayment) and an agreement that the interest of Lender shall not be impaired or invalidated by any act or neglect of the Borrowers or any other Loan Party, nor by the occupation of the premises wherein such Collateral is located for purposes more hazardous than are permitted by said policy. Section 6.07 Inspection of Property; Books and Records; Discussions. (a) Keep proper books of records and accounts, in which full, true, and correct entries in all material respects and in any event in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions and assets in relation to its business and activities. (b) Permit the Lender and its representatives to (i) discuss Borrowers’ business operations, properties and financial and other condition with its officers and employees and its independent public accountants and (ii) upon reasonable notice to visit the Borrowers’ offices and inspect and make abstracts from any of its books and records including, without limitation, permitting the Lender to examine any Collateral securing the Loans and reimburse the Lender for all examination fees and expenses incurred in connection with such examinations at its then current rate for such services and for its out-of-pocket expenses incurred in connection therewith; provided, however that the Lender agrees that, so long as no Default or Event of Default has occurred and is continuing, the Borrowers’ joint and several obligations to reimburse the Lender for its examinations shall be limited to no more than one examination per any Loan Year plus its out-of-pocket expenses incurred in connection therewith. Section 6.08 Environmental Laws. (a) Obtain, comply and maintain in all respects, and ensure the same in all respects by all tenants and subtenants, if any, with all applicable Environmental Laws, any and all licenses, approvals, notifications, registrations, or permits required by applicable Environmental Laws. (b) Conduct and complete all investigations, studies, sampling, and testing, and all remedial, removal, and other actions necessary to remove and clean up all Hazardous Materials from any of its properties required under Environmental Laws and promptly comply in all respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws. Section 6.09 Use of Proceeds. Use the proceeds of the Loans (a) to refinance existing Debt of the Loan Parties owing to unrelated third parties on the Closing Date, (b) to pay fees, costs and expenses as required or contemplated hereunder, (c) to finance the acquisition of assets of the Borrowers in the ordinary course of business, including the purchase of Inventory and Equipment, and (d) for general corporate purposes of the

51 DMS_US.364639367.8 Borrowers, in each case to the extent not prohibited under any Requirement of Law or any Loan Document. Section 6.10 Additional Collateral, Etc.; Formation of Subsidiaries (a) With respect to any property acquired after the Closing Date by any Loan Party that is intended to be subject to a Lien created by any Loan Document, other than (x) property described in clause (b) or (c) below, (y) any property subject to a Lien expressly permitted by this Agreement and (z) property acquired by any Excluded Foreign Subsidiary as to which the Lender does not have a perfected Lien, promptly, and in any event within 30 days of acquiring such property: (i) execute and deliver to the Lender such supplements or amendments to the Security Agreement or such other documents as the Lender deems necessary or advisable to grant to the Lender a security interest in such property; and (ii) take all actions necessary or advisable to grant to the Lender a perfected first priority security interest in such property, including the filing of UCC-1 financing statements in such jurisdictions as may be required by the Security Agreement or by law or as may be requested by the Lender. (b) With respect to any new Subsidiary (other than an Excluded Foreign Subsidiary) created or acquired after the Closing Date by any Loan Party, promptly, and in any event within 30 days of the creation or acquisition of such Subsidiary: (i) execute and deliver to the Lender such supplements or amendments to any Loan Document as the Lender deems necessary or advisable to grant to the Lender a perfected first priority security interest in the Equity Interests of such new Subsidiary that are owned by any Loan Party; (ii) deliver to the Lender the certificates (if any) representing such Equity Interests, together with undated stock powers, in blank, executed by a duly authorized officer of the relevant Loan Party; (iii) cause such new Subsidiary of a Loan Party (A) to execute a guaranty of the Obligations and Security Agreement, each in favor of the Lender and (B) to take all actions necessary or desirable to grant to the Lender a perfected first priority security interest in the Collateral described in such Security Agreement with respect to such new Subsidiary, including the filing of UCC-1 financing statements in such jurisdictions as may be required by such Security Agreement or by law or as may be requested by the Lender; and (iv) if requested by the Lender, deliver to the Lender a secretary's certificate of such Subsidiary, with charter documents, by-laws, and appropriate resolutions attached.

52 DMS_US.364639367.8 Section 6.11 Deposit Accounts. (a) In order to facilitate the Lender’s maintenance and monitoring of its security interests in the Collateral, on or prior to January 31, 2025, each Borrower shall move its primary operating accounts, deposit accounts and securities accounts to the Lender or an Affiliate of the Lender other than certain Excluded Accounts. Section 6.12 Further Assurances. Promptly upon the request of the Lender: (a) Correct any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgement, filing, or recordation thereof. (b) Execute and deliver, or cause to be executed and delivered, to the Lender such documents, agreements and instruments (including, without limitation, account control agreements, landlord waivers and bailee agreements), and take or cause to be taken such further actions (including the filing and recording of financing statements, fixture filings, and other documents and such other actions or deliveries, as applicable), which may be required by law or which the Lender may, from time to time, reasonably request to carry out the terms and conditions of this Agreement and the other Loan Documents and to ensure perfection and priority of the Liens created or intended to be created by the Security Agreement, all in form and substance reasonably satisfactory to the Lender and all at the expense of the Borrowers and (c) assure, convey, grant, assign, transfer, preserve, protect, and confirm more effectively to the Lender, the rights granted or now or hereafter intended to be granted to the Lender under any Loan Document or under any other instruments executed in connection with any Loan Document to which any Loan Party is or is to be a party. ARTICLE VII NEGATIVE COVENANTS So long as the Lender has any Revolving Credit Commitment hereunder, or any Loans, Letter of Credit Obligations or any other amounts payable to the Lender hereunder or under any other Loan Document have not been paid in full (other than any contingent indemnification obligations), the Borrowers shall not, and shall not permit any of their respective Subsidiaries (other than Excluded Foreign Subsidiaries) to: Section 7.01 Limitation on Debt. Create, incur, assume, permit to exist, or otherwise become liable with respect to any Debt, except: (a) Debt of any Borrower existing or arising under this Agreement and any other Loan Document; (b) Debt incurred to finance the acquisition, construction, or improvement of fixed or capital assets (including Capital Lease Obligations) secured by a Lien permitted

53 DMS_US.364639367.8 under Section 7.02(g); provided that (i) such Debt is incurred simultaneously with such acquisition or the completion of such construction or improvement, (ii) such Debt when incurred shall not exceed the purchase price or the construction costs of the asset financed, and (iii) the aggregate principal amount of Debt permitted by this Section 7.01(b), shall not exceed $500,000 in the aggregate at any time outstanding; (c) Debt outstanding on the date hereof and listed on Schedule 7.01 and any refinancings, refundings, renewals or extensions thereof; (d) obligations (contingent or otherwise) of the Borrowers existing or arising under any Swap Transaction Document, provided that such obligations are (or were) required hereunder or entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, cash flows or property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person, and not for purposes of speculation or taking a “market view”; (e) the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; (f) obligations for accounts payable, other than for money borrowed, incurred in the ordinary course of business; (g) Debt arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business; provided that such Debt is extinguished within five (5) Business Days of its incurrence; (h) Subordinated Debt; and (i) other unsecured Debt not otherwise described in subsections (a) through (h) above of this Section 7.01, the aggregate amount of which shall not at any one time exceed $500,000; and (j) extensions, refinancings, modifications, amendments and restatements of any items described in subsections (a) through (i) of this Section 7.01; provided, that the principal amount thereof is not increased or the terms thereof are not modified to impose materially more burdensome terms upon the Loan Parties. Section 7.02 Limitation on Liens. Create, incur, assume, or permit to exist any Lien on any property or assets (including Equity Interests of any of its Subsidiaries) now owned or hereafter acquired by it or on any income or rights in respect of any thereof, except: (a) Liens created pursuant to or arising under any Loan Document;

54 DMS_US.364639367.8 (b) Liens imposed by law for Taxes, assessments, or governmental charges not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted if adequate reserves with respect thereto are maintained in accordance with GAAP on the books of the applicable Person; (c) Carriers', warehousemen's, mechanics', materialmen's, repairmen's, and other similar Liens imposed by law, arising in the ordinary course of business, and securing obligations that are not overdue by more than 30 days or that are being contested in good faith and by appropriate proceedings diligently conducted; (d) Pledges and deposits and other Liens (i) made in the ordinary course of business in compliance with workers' compensation, unemployment insurance, and other social security laws or regulations, or (ii) securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty, or liability insurance to any Borrower or another Loan Party; (e) Liens (including deposits) to secure the performance of bids, tenders, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds, and other obligations of like nature, in each case in the ordinary course of business; (f) Easements, zoning restrictions, rights-of-way, minor defects or irregularities in title, and similar encumbrances on real property imposed by law or arising in the ordinary course of business which, in the aggregate, are not material in amount and which do not materially detract from the value of the affected property or interfere materially with the ordinary conduct of business of any Borrower or any of its Subsidiaries; (g) To the extent such transactions create a Lien thereunder, liens in favor of lessors securing operating leases or sale and leaseback transactions, in each case to the extent such operating leases or sale and leaseback transactions are permitted under the terms of this Agreement; (h) Judgment or other similar Liens in connection with legal proceedings in an aggregate principal amount up to $100,000 which, whether immediately or with the passage of time (i) do not give rise to an Event of Default under Section 8.01(g) and (ii) are being contested in good faith by appropriate proceedings diligently conducted; and (i) Liens upon assets of any Borrower or any of its Subsidiaries subject to Capital Lease Obligations to the extent such Capital Lease Obligations are permitted by Section 7.01; provided that (i) such Liens only serve to secure the payment of Debt arising under such Capital Lease Obligation and (ii) the Lien encumbering the asset giving rise to the Capital Lease Obligation does not encumber any other asset of any Borrower or any of its Subsidiaries; (j) Liens securing purchase-money Debt permitted under Section 7.01(b); and

55 DMS_US.364639367.8 (k) Liens outstanding on the date hereof and set forth on Schedule Section 7.02(k). Section 7.03 Mergers; Nature of Business. (a) Merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that (i) such merger or consolidation is permitted if in connection therewith the Obligations will be paid in full, and (ii) if at the time thereof and immediately after giving effect thereto no Event of Default shall have occurred and be continuing (A) any Subsidiary of any Borrower that is a Loan Party may merge into such Borrower in a transaction in which such Borrower is the surviving corporation, and (B) any Borrower may merge into any other Borrower. (b) The Borrowers shall not engage in any business other than businesses of the type conducted by the Borrowers on the date hereof and businesses reasonably related, or substantially similar or ancillary, thereto. Section 7.04 Limitation on Investments. No Borrower shall make any advance, loan, extension of credit (by way of guaranty or otherwise) or capital contribution to, or purchase, hold, or acquire any Equity Interests, bonds, notes, debentures, or other debt securities of, or any assets constituting a business unit of, or make any other investment in, any Person (all of the foregoing, “Investments”), except: (a) Investments in Cash Equivalents; (b) Guarantees of Debt permitted by Section 7.01; (c) Loans and advances to officers, directors, or employees of the Borrowers in the ordinary course of business (including for travel, entertainment, and relocation expenses) and intercompany investments among Borrowers in an aggregate amount not to exceed $500,000 at any time outstanding; (d) Receivables owing to a Borrower and other extensions of trade credit in the ordinary course of business (including any instrument evidencing the same and any instrument, security or other asset acquired through bona fide collection efforts with respect to the same); (e) the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (f) Other Investments aggregating not in excess of $250,000 in the aggregate for all Borrowers at any time. For avoidance of doubt, the Borrowers are not permitted to make loans to, investments in or inter-company transfers to Air T or any other Person that is not a Borrower, other than as expressly permitted by subsections (a) through (f) of this Section 7.04.

56 DMS_US.364639367.8 Section 7.05 Limitation on Dispositions. The Borrowers and their Subsidiaries shall not dispose of any of their respective property, whether now owned or hereafter acquired, or issue or sell any Equity Interests to any Person, except: (a) The sale or other Disposition of substantially all of the assets of any Borrower to another Person if, in connection with such sale or other the Obligations will be paid in full; (b) The sale or other Disposition of machinery and equipment no longer used or useful in the business of any Borrower or any of its Subsidiaries; (c) The Disposition of obsolete or worn-out property in the ordinary course of business; (d) The Disposition of inventory, immaterial assets or cash or Cash Equivalents, in each case, in the ordinary course of business; (e) Dispositions resulting from any taking or condemnation of any Property of any Borrower or any Subsidiary by any Governmental Authority or any assets subject to a casualty; (f) The Disposition of any property from any Borrower to another Borrower; and (g) The Disposition of any Equipment so long as the Net Cash Proceeds are applied as set forth in Section 2.07(b) of this Agreement if required to be so applied. Section 7.06 Limitation on Sales and Leasebacks. The Borrowers shall not enter into any arrangement with any Person whereby such Loan Party shall sell or otherwise transfer any property owned by such Loan Party to (a) such Person and thereafter rent or lease such Property from such Person or (b) any other Person to whom funds have been or are to be advanced by such Person on the security of such Property or rental obligations of such Loan Party. Section 7.07 Limitation on Restricted Payments. Declare or pay any dividend on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement, or other acquisition of, any Equity Interests of any Borrower or any Borrower’s Subsidiaries, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of any Borrower or any Borrower’s Subsidiaries (collectively, “Restricted Payments”), except that: (a) the Borrowers and each Subsidiary of a Borrower may pay distributions (whether in cash or Equity Interests) declared by the Borrowers’ or such Subsidiary’s board of directors (or as otherwise authorized in accordance with such Person’s organizational documents) as a result of such entity’s “pass-through” tax status in an amount sufficient to

57 DMS_US.364639367.8 satisfy federal and state income taxes payable by Air T with respect to taxable income for such year (based on the good faith estimate of the Borrowers as of the date of such Restricted Payment); (b) So long as no Default or Event of Default has occurred and is continuing or would result therefrom, the Borrowers may make cash distributions to Air T; and (c) Each Borrower may declare and pay dividends and make other distributions and payments with respect to the owners of its Equity Interests if payable solely in its Equity Interests. Section 7.08 Subordinated Debt. No Borrower shall: (a) Make or offer to make any optional or voluntary payment or prepayment on or redemption, defeasance or purchase of any (whether principal or interest) Subordinated Debt; or (b) Amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to any Subordinated Debt, other than any amendment, modification, waiver or other change which (i) would extend the maturity or reduce the amount of any payment of principal thereof or reduce the rate or extend any date for payment of interest thereon; and (ii) does not involve the payment of a consent fee. Section 7.09 Limitation on Transactions With Affiliates. No Borrower shall enter into or be a party to any transaction including any purchase, sale, lease, or exchange of property, the rendering of any service or the payment of any management, advisory, or similar fees, with any Affiliate unless such transaction is: (a) Otherwise permitted by the terms of this Agreement; (b) In the ordinary course of business of such Borrower or the relevant Subsidiary, as the case may be; and (c) On fair and reasonable terms no less favorable to such Borrower or the relevant Subsidiary, as the case may be, than those that would have been obtained in a comparable transaction on an arm's length basis from an unrelated Person. Section 7.10 Limitation on Restrictive Agreements. Except for such encumbrances or restrictions (i) existing under the Loan Documents and (ii) with respect to a Subsidiary of a Borrower imposed pursuant to an agreement that has been entered into in connection with the Disposition of all or substantially all of the Equity Interests or assets of such Subsidiary, enter into or permit to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary of any Borrower to:

58 DMS_US.364639367.8 (a) Make Restricted Payments in respect of any Equity Interests of such Subsidiary held by, or pay any Debt owed to, any Borrower or any other Subsidiary of the Borrower; (b) Make loans or advances to, or Investments in, any Borrower or any other Subsidiary of the Borrower; or (c) Transfer any of its assets to any Borrower or any other Subsidiary of a Borrower. Section 7.11 Limitation on Amendments of Organizational Agreements; Change of Fiscal Year. (a) Amend, supplement, or otherwise modify (pursuant to a waiver or otherwise) its articles of incorporation, certificate of designation, operating agreement, bylaws, or other organizational document, in each case, in any respect that would result in a Material Adverse Effect, without the Lender's prior written consent; or (b) Change any Borrower’s fiscal year end to a date other than March 31. Section 7.12 Financial Covenants. (a) Permit the Debt Service Coverage Ratio to be less than 1.25 to 1.00 at any Quarterly Measurement Date; or (b) On and after the Semi-Annual Measurement Date ended March 31, 2025, permit the Leverage Ratio to be greater than 3.00 to 1.00 at any Semi-Annual Measurement Date. Section 7.13 Subsidiaries. (a) No Borrower shall assign, sell or transfer, nor shall it permit any Subsidiary of such Borrower to issue, assign, sell or transfer, any shares of capital stock or other equity interests of a Subsidiary of a Borrower; provided that the foregoing shall not operate to prevent (i) Liens on the assets, capital stock or other equity interests of Subsidiaries granted to Lender, and (ii) any transaction permitted by Section 7.13(b) below. (b) No Borrower will not create or permit to exist any Subsidiary, other than the Subsidiaries in existence on the date hereof and listed in Schedule 7.13, except upon at least fifteen (15) days prior written notice to Lender and provided such Borrower or Loan Party Agent has delivered to Lender within five (5) days prior to the creation of the new Subsidiary: (i) organizational documents for the new Subsidiary, (ii) a joinder to the Security Agreement executed on behalf of such new Subsidiary, and (iii) such other information and documentation reasonably requested by Lender in connection with the new Subsidiary and its relation to the financing transaction contemplated hereby.

59 DMS_US.364639367.8 ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES Section 8.01 Events of Default. Each of the following events or conditions shall constitute an “Event of Default” (whether it shall be voluntary or involuntary or come about or be effected by any Requirement of Law or otherwise): (a) the Borrowers fail to pay, (i) whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory prepayment or otherwise, (A) any principal of any Loan or any interest thereon when due, or (B) any Letter of Credit Obligation, or (ii) any fee or other amount payable hereunder or under any other Loan Document when due and such failure remains unremedied for a period of five (5) days; (b) any representation, warranty, certification, or other statement of fact made or deemed made by or on behalf of any Loan Party herein or in any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder or in any certificate, document, report, financial statement, or other document furnished by or on behalf of any Loan Party under or in connection with this Agreement or any other Loan Document, proves to have been false or misleading in any material respect on or as of the date made or deemed made; (c) any Loan Party fails to perform or observe any covenant, term, condition, or agreement contained in Section 6.03, Section 6.04(a), Section 6.06(b), Section 6.09, Section 6.10 or ARTICLE VII; (d) any Loan Party fails to perform or observe any other covenant, term, condition, or agreement contained in this Agreement or any other Loan Document (other than as provided in subsections (a) through (c) of this Section 8.01) and such failure continues unremedied for a period of 30 days after written notice to the Loan Party Agent from the Lender; (e) Any Loan Party: (i) fails to pay any principal or interest in respect of any Debt in excess of $1,000,000 (including any Guaranty Obligation, but excluding any Debt outstanding under this Agreement) when due and such failure continues after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or (ii) fails to perform or observe any other covenant, term, condition, or agreement relating to any such Debt or contained in any instrument or agreement evidencing or relating thereto, or any other event occurs or condition exists, the effect of which failure or other event or condition is to cause, or to permit the holder or beneficiary of such Debt (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice, if required, such Debt to become due prior to its stated maturity (or, in the case of any such Debt constituting a Guaranty Obligation, to become payable); or

60 DMS_US.364639367.8 any such Debt is declared to be due and payable, or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption or as a mandatory prepayment), purchased, or defeased, or an offer to prepay, redeem, purchase, or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; provided that, a default, event, or condition described in clause (i) or (ii) of this subsection (e) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events, or conditions of the type described in clauses (i) and (ii) of this subsection (e) has occurred and is continuing with respect to Debt the outstanding principal amount of which exceeds in the aggregate $1,000,000; (f) the occurrence of any of the following: (i) Any Loan Party: (x) commences any case, proceeding, or other action under any existing or future Debtor Relief Law, seeking (A) to have an order for relief entered with respect to it, or (B) to adjudicate it as bankrupt or insolvent, or (C) reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (D) appointment of a receiver, trustee, custodian, conservator, or other similar official for it or for all or any substantial part of its asset or (y) makes a general assignment for the benefit of its creditors; (ii) there is commenced against any Loan Party in a court of competent jurisdiction any case, proceeding, or other action of a nature referred to in clause (i) above which (x) results in the entry of an order for relief or any such adjudication or appointment or (y) remains undismissed, undischarged, unstayed, or unbonded for thirty (30) days; (iii) there is commenced against any Loan Party any case, proceeding, or other action seeking issuance of a warrant of attachment, execution, or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which has not been vacated, discharged, stayed, or bonded pending appeal within 30 days from the entry thereof; (iv) any Loan Party is generally not, or is unable to, or admits in writing its inability to, pay its debts as they become due; or (v) any Loan Party takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; (vi) any Person shall engage in any “prohibited transaction” (as defined in §406 of ERISA or §4975 of the Code) involving any Plan; (vii) any failure to satisfy the minimum funding standard (within the meaning of Sections §412 or §430 of the Code or §302 of ERISA) shall exist with respect

61 DMS_US.364639367.8 to any Plan, or any Lien in favor of the PBGC or a Plan shall arise on the assets of any Loan Party or any ERISA Affiliate; (viii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of trustee is, in the reasonable opinion of the Lender, likely to result in the termination of such Plan for purposes of Title IV of ERISA; (ix) any Single Employer Plan shall terminate for purposes of Title IV of ERISA; or (x) any Loan Party or any ERISA Affiliate shall in the reasonable opinion of the Lender be likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan. (g) one or more final and non-appealable judgments or decrees is entered against any Loan Party by a court of competent jurisdiction involving, in the aggregate, a liability (not paid or fully covered by insurance from an insurer that is rated at least “A” by A.M. Best Company as to which the relevant insurance company has been notified and has not denied coverage) in an amount in excess of $250,000 and all such judgments or decrees have not been vacated, discharged, stayed, or bonded pending appeal within 30 days from the entry thereof; (h) the Security Agreement ceases for any reason to be valid, binding and in full force and effect or any Lien created by the Security Agreement ceases to be enforceable and of the same effect and priority purported to be created thereby, other than as expressly permitted hereunder or thereunder; (i) any provision of any Loan Document ceases for any reason to be valid, binding, and in full force and effect, other than as expressly permitted hereunder or thereunder; (j) any Loan Party contests in any manner the validity or enforceability of any provision of any Loan Document; (k) any Loan Party denies that it has any or further liability or obligation under any provision of any Loan Document or purports to revoke, terminate, or rescind any provision of any Loan Document; (l) any Change of Control occurs, unless, as a condition to the closing of such Change of Control, the Obligations will be paid in full; (m) there is instituted against any Loan Party any criminal proceeding that would reasonably be expected to result in the forfeiture of any material portion of the Collateral, or any Loan Party is enjoined, restrained or in any way prevented by order of

62 DMS_US.364639367.8 any Governmental Authority from conducting any material part of its business affairs and such order is not completely stayed, to the satisfaction of the Lender, or dissolved within thirty (30) days from the effective date of such order; (n) either Fed Ex Contract is terminated for any reason; (o) there occurs an event of default under the Swap Indebtedness; or (p) there occurs any “Event of Default” under the Air T Loan Agreement. Section 8.02 Remedies Upon Event of Default. If any Event of Default occurs and is continuing, then: (a) if such event is an Event of Default specified in subsection (f) above with respect to any Borrower, the Revolving Credit Commitment shall automatically and immediately terminate and the Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents shall immediately become due and payable; (b) if such event is an Event of Default (other than an Event of Default under Section 8.01(f)), any or all of the following actions may be taken: (i) the Lender may, by notice to the Loan Party Agent, declare the Revolving Credit Commitment to be terminated forthwith, whereupon the Revolving Credit Commitment shall immediately terminate; (ii) the Lender may, by notice to the Loan Party Agent, declare the Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents to be due and payable forthwith, whereupon the same shall immediately become due and payable; (iii) terminate the Sweep Agreement; and (iv) the Lender may exercise all rights and remedies available to it under the Security Agreement and any other Loan Document. Notwithstanding the foregoing, Obligations evidenced by Swap Transaction Documents shall be terminated only in accordance with the terms of the respective Swap Transaction Document. (c) If any Letter of Credit is outstanding on the date of any acceleration of the Borrowers’ Debt to the Lender pursuant to this Section 8.02, then the Borrowers shall immediately deposit in a special cash collateral account maintained with the Lender an amount equal to the maximum amount available to be drawn on such Letters of Credit. Each Borrower hereby grants to the Lender a security interest in such cash collateral account to secure the payment of any amounts due or to become due from the Borrowers

63 DMS_US.364639367.8 to the Lender under any Loan Document and authorizes the Lender to apply funds on deposit therein to the payment of any such amount as it becomes due and payable to the Lender under any Loan Document. Section 8.03 Remedies Upon Event of Default. The Borrowers acknowledge and agree that an Event of Default shall also constitute an event of default under all Swap Transactions. In addition to Lender's rights set forth herein, upon the occurrence of an Event of Default, the Lender has the right to demand payment of any Swap Indebtedness. Conversely, the Borrowers acknowledge and agree that an Event of Default under the Swap Indebtedness shall also constitute an Event of Default hereunder. Upon the occurrence of an Event of Default under the Swap Indebtedness, the Lender shall have the right to exercise all of its rights and remedies under the Loan Documents, including, without limitation, acceleration of the Notes. ARTICLE IX MISCELLANEOUS Section 9.01 Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (or by e-mail as provided in paragraph (b) below), all notices and other communications provided for herein shall be made in writing and mailed by certified or registered mail, delivered by hand or overnight courier service or sent by email as follows: (i) If to the Borrowers or any other Loan Party, to the Loan Party Agent at: Air T, Inc. 5000 West 36th Street, Suite 200 Minneapolis, MN 55416 Attention: Mark Jundt, Esq. Email: mjundt@airt.net with a copy to (which shall not constitute notice or service of process): Faegre Drinker Biddle & Reath LLP 2200 Wells Fargo Center 90 South Seventh Street Minneapolis, Minnesota 55402 Attention: Nicole J. Leimer, Esq. Email: nicole.leimer@faegredrinker.com (ii) If to the Lender, to it at:

64 DMS_US.364639367.8 Alerus Financial, National Association, 11100 Wayzata Blvd, #570 Minnetonka, MN 55305 Attention: Eric P. Gundersen, Senior Vice President. Email: Eric.Gundersen@alerus.com with a copy to (which shall not constitute notice or service of process): Fabyanske, Westra, Hart & Thomson, P.A. 80 South Eighth Street, Suite 1900 Minneapolis, MN 55402 Attention: Frederick H. Ladner, Esq. Email: fladner@fwhtlaw.com Notices mailed by certified or registered mail or sent by hand or overnight courier service shall be deemed to have been given when received. Notices sent by facsimile during the recipient's normal business hours shall be deemed to have been given when sent (and if sent after normal business hours shall be deemed to have been given at the opening of the recipient's business on the next Business Day). (b) Notices and other communications to the Lender hereunder may be delivered or furnished by electronic communication (including e mail and internet or intranet websites) pursuant to procedures approved by the Lender. The Lender or the Loan Party Agent (on behalf of itself and the other Loan Parties) may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. (c) Unless the Lender specifies otherwise: (i) notices and other communications sent by e-mail shall be deemed received upon the sender's receipt of an acknowledgment from the intended recipient (such as by the “delivery confirmation” or “return receipt requested” functions, as available, return e-mail, or other written acknowledgment); and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the acknowledgment on such website of such notice or communication or deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, if such notice, e-mail or other communication is not sent during the recipient's normal business hours, such notice, e-mail, or communication shall be deemed to have been sent at the recipient's opening of business on the next Business Day.

65 DMS_US.364639367.8 (d) Either party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other party. Section 9.02 Amendments and Waivers. (a) No failure to exercise and no delay in exercising, on the part of the Lender, any right, remedy, power, or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. The rights, remedies, powers, and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers, and privileges provided by law. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall comply with paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Lender may have had notice or knowledge of such Default at the time. (b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended, or modified except (i) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrowers and the Lender or (ii) in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Lender and the Loan Party or Loan Parties that are parties thereto. Section 9.03 Expenses; Indemnity; Damage Waiver. (a) The Borrowers jointly and severally agree to pay: (i) all reasonable out-of-pocket expenses incurred by the Lender and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Lender, in connection with the preparation, negotiation, execution, delivery, and administration of the Loan Documents and any amendments, waivers, or other modifications of the provisions of any Loan Document (whether or not the transactions contemplated by the Loan Documents are consummated); and (ii) all out-of-pocket expenses incurred by the Lender, including the fees, charges and disbursements of any counsel for the Lender in connection with the enforcement or protection of its rights (i) in connection with the Loan Documents, including its rights under this Section 9.03 or (ii) in connection with the Loans issued under this Agreement, including all such out-of-pocket expenses incurred in connection with any restructuring, workout, or negotiations in respect of the Loan Documents or such Loans.

66 DMS_US.364639367.8 (b) The Borrowers jointly and severally agree to indemnify and hold harmless the Lender and each of its Related Parties (each, an “Indemnified Party”) from and against, any and all claims, damages, losses, liabilities, and related expenses (including the reasonable fees, charges, and expenses of any counsel for any Indemnified Party,), incurred by any Indemnified Party or asserted against any Indemnified Party by any Person (including any Borrower or any other Loan Party) other than such Indemnified Party and its Related Parties arising out of, in connection with, or by reason of: (i) the execution or delivery of any Loan Document or any agreement or instrument contemplated in any Loan Document, the performance by the parties thereto of their respective obligations under any Loan Document, or the consummation of the transactions contemplated by the Loan Documents; (ii) any Loan or the actual or proposed use of the proceeds therefrom; (iii) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by any Borrower or any of its Subsidiaries, or any Environmental Liability related to any Borrower or any of its Subsidiaries in any way; or (iv) any actual or prospective claim, investigation, litigation or proceeding relating to any of the foregoing, whether based on contract, tort, or any other theory, whether brought by a third party or by the Borrowers or any other Loan Party, and regardless of whether any Indemnified Party is a party thereto; provided that, such indemnity shall not be available to any Indemnified Party to the extent that such claims, damages, losses, liabilities, or related expenses (A) are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnified Party or (B) result from a claim brought by any Borrower or any Loan Party against any Indemnified Party for breach in bad faith of such Indemnified Party's obligations under any Loan Document, if a court of competent jurisdiction has rendered a final and non- appealable judgment in favor of the Borrowers or such Loan Party on such claim This Section 9.03 shall not apply to Taxes that do not represent losses, claims, damages, or similar charges arising from a non-Tax claim. (c) Each Borrower agrees, to the fullest extent permitted by applicable law, not to assert, and hereby waives, any claim against any Indemnified Party, on any theory of liability, for special, indirect, consequential, or punitive damages (including, without limitation, any loss of profits or anticipated savings), as opposed to actual or direct damages, resulting from this Agreement or any other Loan Document or arising out of such Indemnified Party's activities in connection herewith or therewith (whether before or after the Closing Date).

67 DMS_US.364639367.8 (d) All amounts due under Section 9.03 shall be payable promptly after demand is made for payment by the Lender. (e) Each Borrower agrees that neither it nor any of its Subsidiaries will settle, compromise, or consent to the entry of any judgment in any pending or threatened claim, action, or proceeding in respect of which indemnification or contribution could be sought under Section 9.03 (whether or not any Indemnified Party is an actual or potential party to such claim, action, or proceeding) without the prior written consent of the applicable Indemnified Party, unless such settlement, compromise, or consent includes an unconditional release of such Indemnified Party from all liability arising out of such claim, action, or proceeding. Section 9.04 Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrowers may not assign or otherwise transfer any of their respective rights or obligations hereunder without the prior written consent of the Lender (and any attempted assignment or transfer by Borrowers without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of the Lender) any legal or equitable right, remedy, or claim under or by reason of this Agreement. (b) The Lender may, at any time, without the consent of the Borrowers, assign to one or more Eligible Assignees (as defined below) all or a portion of its rights and obligations under this Agreement (including all or a portion of the Revolving Credit Commitment and the Loans at the time owing to it); provided, however, that Lender shall not, without Borrowers’ prior written consent (which consent shall not be unreasonably withheld or delayed), make any such assignment to a Person described in clauses (ii) or (iii) of the definition of “Eligible Assignee” at any time when there is no outstanding Default or Event of Default; provided, further, that, Lender shall provide Borrowers with prior written notice of any such assignment to the Bank of North Dakota or to an Affiliate of Lender. For purposes of this Agreement, “Eligible Assignee” means any Person other than a natural Person that is (i) an Affiliate of the Lender or the Bank of North Dakota, (ii) a commercial bank, insurance company, investment or mutual fund, or other Person that is an “accredited investor” (as defined in Regulation D under the Securities Act), or (iii) a corporate entity that possesses financial sophistication and standing similar to that of the Lender. Subject to notification of an assignment, the assignee shall be a party hereto and, to the extent of the interest assigned, have the rights and obligations of the Lender under this Agreement, and the Lender shall, to the extent of the interest assigned, be released from its obligations under this Agreement (and, in the case of an assignment covering all of the Lender's rights and obligations under this Agreement, the Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 3.01, Section 3.02, and Section 9.03). Each Borrower hereby agrees to execute any amendment and/or any

68 DMS_US.364639367.8 other document that may be necessary to effectuate such an assignment, including an amendment to this Agreement to provide for multiple lenders and an administrative agent to act on behalf of such lenders. Any assignment or transfer by the Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by the Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section. (c) The Lender may, at any time, without the consent of the Borrowers, sell participations to one or more banks or other entities in all or a portion of the Lender's rights and obligations under this Agreement (including all or a portion of the Revolving Credit Commitment and the Loans and Letter of Credit Obligations owing to it). (d) Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank. Section 9.05 Survival. All covenants, agreements, representations, and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Lender may have notice or knowledge of any Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of, or any accrued interest on, any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Revolving Credit Commitment has not expired or terminated. The provisions of Section 3.01, Section 3.02, and ARTICLE IX shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Revolving Credit Commitment, or the termination of this Agreement or any provision hereof. Section 9.06 Counterparts; Integration; Effectiveness. (a) This Agreement and any amendments, waivers, consents, or supplements hereto may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents, and any separate letter agreements with respect to fees payable to the Lender constitute the entire contract among the parties with respect to the subject matter hereof and supersede all previous agreements and understandings, oral or written, with respect to the subject matter hereof. Subject to the conditions set forth in Section 4.01, this Agreement shall become effective when it shall have been executed by the Lender and when the Lender shall have received a counterpart hereof executed by each Borrower. Delivery of an

69 DMS_US.364639367.8 executed counterpart of a signature page to this Agreement by facsimile or in electronic (“pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement and each other Loan Document has been reviewed by all parties hereto and incorporate the requirements of such parties. Each party waives the rule of construction that any ambiguities are to be resolved against the party drafting the same and agrees such rules will not be employed in the interpretation of this Agreement or any other Loan Document. (b) The words “execution,” “signed,” “signature,” and words of similar import in any Loan Document shall be deemed to include electronic or digital signatures or electronic records, each of which shall be of the same effect, validity, and enforceability as manually executed signatures or a paper-based recordkeeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000 (15 USC § 7001 et seq.), the Uniform Electronic Transactions Act (UETA), or any state law based on the UETA, including the New York Electronic Signatures and Records Act (N.Y. Tech. §§ 301 to 309), provided that notwithstanding anything contained herein to the contrary, the Lender is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Lender pursuant to procedures approved by it; and provided, further, the Lender reserves the right to require, at any time and at its sole discretion, the delivery of manually executed counterpart signature pages to this Agreement or any other Loan Document, and each Borrower agrees to promptly deliver such manually executed counterpart signature pages. Section 9.07 Severability. If any term or provision of any Loan Document is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision thereof or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the parties hereto shall negotiate in good faith to modify the applicable Loan Document so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible. Section 9.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, the Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, and without prior notice to the Borrowers, any such notice being expressly waived by the Borrower, to set off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by the Lender or Affiliate to or for the credit or the account of each Borrower or any Loan Party against any and all of the obligations of the Borrowers or such Loan Party now or hereafter existing under the Loan Documents to the Lender or its Affiliates, whether direct or indirect, absolute or contingent, matured or unmatured, and irrespective of whether or not the Lender or any Affiliate shall have made any demand

70 DMS_US.364639367.8 under the Loan Documents and although such obligations of such Loan Party are owed to a branch, office, or Affiliate of the Lender different from the branch, office, or Affiliate holding such deposit or obligated on such indebtedness. The Lender agrees to notify the Loan Party Agent promptly after any such set off and appropriation and application; provided that the failure to give such notice shall not affect the validity of such set off and appropriation and application. Section 9.09 Governing Law; Jurisdiction; Consent to Service of Process. (a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIM, CONTROVERSY, DISPUTE, OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF, OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MINNESOTA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS. (b) Each Loan Party irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind whatsoever, whether in law or equity, or whether in contract or tort or otherwise, against the Lender or any of its Related Parties in any way relating to this Agreement or any other Loan Document or the transactions contemplated hereby or thereby, in any forum other than the courts of the State of Minnesota sitting in Hennepin County, and of the United States District Court of the Minnesota, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of such courts and agrees that any such action, litigation, or proceeding may be brought in any such Minnesota State court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation, or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing herein or in any other Loan Document shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or its properties in the courts of any jurisdiction. (c) Each Loan Party irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any such court referred to in subsection (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

71 DMS_US.364639367.8 (d) Each Loan Party irrevocably consents to the service of process in the manner provided for notices in Section 9.01 and agrees that nothing herein will affect the right of any party hereto to serve process in any other manner permitted by applicable law. Section 9.10 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY. EACH PARTY HERETO (A) CERTIFIES THAT NO AGENT, ATTORNEY, REPRESENTATIVE, OR ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF LITIGATION AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. Section 9.11 Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement. Section 9.12 Confidentiality. (a) The Lender agrees to use commercially reasonable efforts to maintain the confidentiality of all non-public information received from Air T or any other Loan Party relating to Air T or its Subsidiaries or their respective businesses; provided that, in the case of information received from Air T or any Loan Party after the date hereof, such information is clearly identified at the time of delivery as being confidential information (the “Information”), except that Information may be disclosed: (i) to its Affiliates and its Related Parties in connection with the administration of this Agreement and the preservation, exercise or enforcement of the rights of the Lender under this Agreement, or to manage its and its Affiliates’ banking relationships with Air T and its Subsidiaries (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (ii) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self- regulatory authority); (iii) to the extent required by any Requirement of Law or regulations or by any subpoena, court order or similar legal process;

72 DMS_US.364639367.8 (iv) in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of its rights hereunder or thereunder; (v) to (x) any actual or potential assignee, transferee or participant in connection with the assignment or transfer by the Lender of any Loans or any participations therein or (y) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to Air T or any other Loan Party or any Subsidiary or any of their respective obligations, this Agreement or payments hereunder; (vi) with the consent of Air T; or (vii) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) is available to the Lender on a non-confidential basis prior to disclosure by Air T or any of its Subsidiaries, or (z) becomes available to the Lender or any of its Affiliates on a non-confidential basis from a source other than Air T or any other Loan Party. (b) Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Section 9.13 USA PATRIOT Act and Anti-Corruption Information. The Lender hereby notifies each Loan Party that pursuant to the requirements of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. 107-56, signed into law October 26, 2001) (the “PATRIOT Act”) and 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”), it is required to obtain, verify, and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow the Lender to identify such Loan Party in accordance with the PATRIOT Act and the Beneficial Ownership Regulation, and each Borrower agrees to provide, or cause the other Loan Parties to provide, such information from time to time to the Lender. [SIGNATURE PAGE FOLLOWS]

[Credit Agreement signature page] DMS_US.364639367.8 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized. Loan Parties: Borrowers: AirCo, LLC, A North Carolina limited liability company By: Name: Mark Jundt Title: Secretary Airco 2, LLC, a Kansas limited liability company By: Name: Mark Jundt Title: Secretary Air’Zona Aircraft Services, Inc., an Arizona corporation By: Name: Mark Jundt Title: Secretary AirCo Services, LLC, a North Carolina limited liability company By: Name: Mark Jundt Title: Secretary CSA Air, Inc., a North Carolina corporation By: Name: Mark Jundt Title: Secretary /s/ Mark Jundt /s/ Mark Jundt /s/ Mark Jundt /s/ Mark Jundt /s/ Mark Jundt

[Credit Agreement signature page] DMS_US.364639367.8 Global Ground Support, LLC a North Carolina limited liability company By: Name: Mark Jundt Title: Secretary Jet Yard, LLC, an Arizona limited liability company By: Name: Mark Jundt Title: Secretary Mountain Air Cargo, Inc., a North Carolina corporation By: Name: Mark Jundt Title: Secretary Stratus Aero Partners LLC, a Delaware limited liability company By: Name: Mark Jundt Title: Secretary Worldwide Aircraft Services, Inc., a Kansas corporation By: Name: Mark Jundt Title: Secretary Worthington Aviation, LLC, a North Carolina limited liability company By: Name: Mark Jundt /s/ Mark Jundt /s/ Mark Jundt /s/ Mark Jundt /s/ Mark Jundt /s/ Mark Jundt /s/ Mark Jundt

[Credit Agreement signature page] DMS_US.364639367.8 Title: Secretary Jet Yard Solutions, LLC, an Arizona limited liability company By: ___________________________ Name: Mark Jundt Title: Secretary Loan Party Agent: Air T, Inc., a Delaware corporation By: Name: Mark Jundt Title: Secretary /s/ Mark Jundt /s/ Mark Jundt

[Credit Agreement signature page] DMS_US.364639367.8 Lender: ALERUS FINANCIAL, NATIONAL ASSOCIATION, a national banking association By Name: Eric P. Gundersen Title: Senior Vice President /s/ Eric P. Gundersen

DMS_US.364639367.8 EXHIBIT A FORM OF COMPLIANCE CERTIFICATE [See attached]

DMS_US.364639367.8 COMPLIANCE CERTIFICATE Alerus Financial, National Association 11100 Wayzata Blvd, #570 Minnetonka, MN 55305 Attention: Eric P. Gundersen The undersigned is the Loan Party Agent under that certain Credit Agreement, dated as of August 29, 2024 (as the same may be amended, modified or supplemented from time to time, herein called the “Agreement;” capitalized terms not otherwise defined herein being used as therein defined) by and among AirCo, LLC, a North Carolina limited liability company, Airco 2, LLC, a Kansas limited liability company, Air’Zona Aircraft Services, Inc., an Arizona corporation, AirCo Services, LLC, a North Carolina limited liability company, CSA Air, Inc., a North Carolina corporation, Global Ground Support, LLC, a North Carolina limited liability company, Jet Yard, LLC, an Arizona limited liability company, Jet Yard Solutions, LLC, an Arizona limited liability company, Mountain Air Cargo, Inc., a North Carolina corporation, Stratus Aero Partners LLC, a Delaware limited liability company, Worldwide Aircraft Services, Inc., a Kansas corporation, and Worthington Aviation, LLC, a North Carolina limited liability company, such entities being sometimes collectively referred to herein as the “Borrowers” and individually as a “Borrower”), the undersigned, in its capacity as Loan Party Agent, and Alerus Financial, National Association (the “Lender”). Pursuant to Section 6.02(a) of the Agreement, the undersigned certifies to the Lender as follows: (a) The financial statements of the Borrowers attached hereto for the period ending ______________, 202__ (the “Financial Statements”) have been prepared in accordance with GAAP (except, in the case of the interim financial statements, for the absence of footnotes and subject to customary year-end adjustments).

DMS_US.364639367.8 (b) The representations and warranties contained in Article V of the Credit Agreement are true and correct as of the date hereof as though made on that date except to the extent that such representations and warranties expressly relate to an earlier date and except that the representations and warranties set forth in Section 5.04 of the Credit Agreement shall be deemed to refer to the financial statements then most recently delivered to the Lender pursuant to Section 6.01(a) or (b) of the Credit Agreement, as the case may be. (c) As of _________, 202__ (the “Measurement Date”), no Default or Event of Default has occurred and is continuing [except (describe here any Default or Event of Default and the action which the undersigned proposes to take with respect thereto.)].

DMS_US.364639367.8 (d) Section 7.12(a). [Only if Measurement Date is a Quarterly Measurement Date]As of the Measurement Date, the minimum permitted Debt Service Coverage Ratio was 1.20 to 1.00 and the actual Debt Service Coverage Ratio was ___ to 1.00, as calculated in accordance with the Credit Agreement as set forth on the spreadsheet attached hereto as Schedule I and incorporated herein by reference. (e) Section 7.12(b). [Only if Measurement Date is a Semi-Annual Measurement Date] As of the Measurement Date, the maximum permitted Leverage Ratio was 3.00 to 1.00 and the actual Leverage Ratio was ___ to 1.00, as calculated in accordance with the Credit Agreement as set forth on the spreadsheet attached hereto as Schedule I and incorporated herein by reference. AIR T, INC., as Loan Party Agent, on behalf of the Borrowers By Title: Date:

DMS_US.364639367.8 Schedule I to Compliance Certificate Covenant Calculations [see attached]

DMS_US.364639367.8 EXHIBIT B FORM OF BORROWING BASE CERTIFICATE [see attached]

DMS_US.364639367.8 BORROWING BASE CERTIFICATE Alerus Financial National Association 11100 Wayzata Blvd, #570 Minnetonka, MN 55305 Attention: Mr. Eric P. Gundersen, Senior Vice President Date: Report No. The undersigned is the Loan Party Agent under that certain Credit Agreement, dated as of August 29, 2024 (as the same may be amended, modified or supplemented from time to time, herein called the “Agreement;” capitalized terms not otherwise defined herein being used as therein defined) by and among AirCo, LLC, a North Carolina limited liability company, Airco 2, LLC, a Kansas limited liability company, Air’Zona Aircraft Services, Inc., an Arizona corporation, AirCo Services, LLC, a North Carolina limited liability company, CSA Air, Inc., a North Carolina corporation, Global Ground Support, LLC, a North Carolina limited liability company, Jet Yard, LLC, an Arizona limited liability company, Jet Yard Solutions, LLC, an Arizona limited liability company, Mountain Air Cargo, Inc., a North Carolina corporation, Stratus Aero Partners LLC, a Delaware limited liability company, Worldwide Aircraft Services, Inc., a Kansas corporation, and Worthington Aviation, LLC, a North Carolina limited liability company, such entities being sometimes collectively referred to herein as the “Borrowers” and individually as a “Borrower”), the undersigned, in its capacity as Loan Party Agent, and Alerus Financial, National Association (the “Lender”). The Loan Party Agent hereby reaffirms, on behalf of the Borrowers, all representations and warranties to the Credit Agreement and certifies and warrants that the Borrowers hold, subject to the security interest of the Lender under the Agreement, and the other Loan Documents, the following Collateral computed as of ______ __, 202_.

DMS_US.364639367.8 A. ACCOUNTS RECEIVABLE 1. Accounts Receivable Balance as of period ending above $__________ 2. Less: Ineligible Accounts a. Receivables over 90 days past invoice date $___________ b. 10% redline rule $ c. Insolvent $ d. Foreign $ e. Affiliated $ f. Contras $ g. U.S. Government $ h. Bonded $ i. State, county, municipality $ j. Customer deposits $_____________ k. Excess of concentration limit for account debtor $_____________ l. Other miscellaneous $____________ 3. TOTAL Ineligibles ($__________) 4. Total Eligible Accounts (Line A.1 – Line A.3) $___________ 5. Eligible Accounts Loan Value at 75% of Line A.4. $___________ B. INVENTORY Report dated (see attached)

DMS_US.364639367.8 1. Raw Materials and Finished Goods Inventory $ 2. Less: a. Discontinued $____________ ___ b. Stored at a location w/out landlord/bailee/warehousem an’s waiver $____________ ___ c. Consigned to a Loan Party d. Inventory consigned by a Loan Party that does not comply with all Consigned Inventory Requirements $____________ ___ 3. Total Ineligibles $____________ _ 4. Total Eligible Raw Materials and Finished Goods Inventory (Line B.1-Line B.3) $____________ __ 5. Eligible Raw Materials and Finished Goods Inventory Loan Value @ 50% of Line B.4 $____________ __ 6. GGS Titled Vehicles Inventory $___________ _ 7. Less: a. Discontinued $____________ ___ b. Stored at a location w/out appropriate landlord/bailee/warehousem an’s waiver $____________ ___

DMS_US.364639367.8 c. Consigned to a Loan Party d. Inventory consigned by a Loan Party that does not comply with all Consigned Inventory Requirements $____________ ___ 8. Total Ineligible GGS Titled Vehicles Inventory $____________ _ 9. Total Eligible GGS Titled Vehicles Inventory (Line B.6-Line B.8) $____________ __ 10. Eligible GGS Titled Vehicles Inventory Loan Value @ 40% of Line B.4 $____________ __ 11. Eligible Inventory Loan Value (Line B5 + B.10) 1 C. Borrowing Base: 1. (Line A.5 + Line B.11) $____________ __ D. Availability/Amount to be Repaid: 1. Total Usage (Outstanding principal balance of Revolving Loans + Letter of Credit $____________ ___ 1 Limited to not more than 75% of Total Borrowing Base

DMS_US.364639367.8 Obligations) 2. Revolving Credit Commitment $14,000,000 3. Borrowing Base (Line C.1.) 4A. Availability (Amount by which the lesser of [Line D.2 and Line D.3] exceeds Line D.1) $____________ ___ 4B. Amount to be repaid and Letters of Credit to be cash collateralized (Amount by which Line D.1 exceeds the lesser of [Line D.2 and Line D.3]) $____________ ___ The undersigned further certifies and warrants that (a) no Event of Default is existing as of the date hereof and, to the best knowledge and belief of the officer of the Loan Party Agent executing this Borrowing Base Certificate, there has not been (except as may otherwise indicated below) any change to the information set forth above since the computation date specified above which would materially reduce the amounts shown if such amounts were computed as of the date of this Borrowing Base Certificate and all of the information provided on: (a) the Inventory report attached as Schedule A to this Borrowing Base Certificate (b) the Accounts Receivable aging attached as Schedule B to this Borrowing Base Certificate, and (c) the Account Payable aging attached as Schedule C to this Borrowing Base Certificate is true and correct as of the date hereof. [signature page follows]

DMS_US.364639367.8 The Loan Party Agent further certifies and warrants, on behalf of itself and the Borrowers, that no Event of Default is existing as of the date hereof and, to the best knowledge and belief of the officer of the Loan Party Agent executing this Borrowing Base Certificate, there has not been (except as may otherwise indicated below) any change to the information set forth above since the date specified above which would materially reduce the amounts shown if such amounts were computed as of the date of this Borrowing Base Certificate. AIR T, INC., as Loan Party Agent By Title: Date:

DMS_US.364639367.8 SCHEDULE A TO BORROWING BASE CERTIFICATE INVENTORY REPORT [see attached]

DMS_US.364639367.8 SCHEDULE B TO BORROWING BASE CERTIFICATE ACCOUNTS RECEIVABLE AGING [SEE ATTACHED]

DMS_US.364639367.8 SCHEDULE C TO BORROWING BASE CERTIFICATE ACCOUNTS PAYABLE AGING [SEE ATTACHED]

DMS_US.364639367.8 • SCHEDULES le 5.08 - Real Property le 5.10 - Insurance le 5.11 - Material Contracts le 5.12 - Intellectual Property le 5.17 -Subsidiaries; Equity Interests le 7.01 - Outstanding Debt le 7.02(k) - Outstanding Liens SCHEDULE 5.08 REAL PROPERTY

DMS_US.364639367.8 SCHEDULE 5.10 INSURANCE Type Carrier Policy Number Policy Period

DMS_US.364639367.8 SCHEDULE 5.11 MATERIAL CONTRACTS 1. Fed Ex Contracts. 2. SCHEDULE 5.12 Part I. Copyrights Part II. Patents Patent Description P at e n t ( A p p. ) N o. Juris dicti on St at us

DMS_US.364639367.8 Part III. Trademarks Trade mark Cou ntry St at us A p p . N o . A p p . D a t e R e g . N o . R e g . D a t e

## SCHEDULE 5.17

## SUBSIDIARIES; EQUITY INTERESTS

Part A.

| **Subsidiary** | **Role** | **Principal Place of Business** | **Jurisdiction Of Formation** | **US Taxpayer Identification Number** | **Owner** | **Fully Diluted Ownership Percentage** |
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DMS_US.364639367.8

DMS_US.364639367.8 PART B.

DMS_US.364639367.8 SCHEDULE 7.01 DEBT

DMS_US.364639367.8 SCHEDULE 7.02 LIENS

DMS_US.364639367.8 SCHEDULE 7.13 SUBSIDIARIES OF BORROWERS